UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

SCHEDULE 14A

___________________________________

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material under §240.14a-12

Monmouth Real Estate Investment Corporation

(Name of Registrant as Specified in its Charter)

Blackwells Capital LLC

Jason Aintabi

Craig M. Hatkoff

Jennifer M. Hill

Todd S. Schuster

Allison Nagelberg

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BLACKWELLS CAPITAL LLC

May 13, 2021

Dear Fellow Stockholder:

Blackwells Capital LLC (“Blackwells Capital”), Jason Aintabi (together with Blackwells Capital, “Blackwells” or “we”), together with the other participants in this solicitation, own an aggregate of 4,095,779.9401 shares of common stock, $0.01 par value per share (the “Common Stock”), of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), representing approximately 4.17% of the Common Stock outstanding of the Company, making us one of the Company’s largest stockholders. For the reasons set forth in the attached Proxy Statement, we believe changes to the composition of the Board of Directors of the Company (the “Board”) and to the Company’s governance policies are necessary in order to help ensure that the Company is being run in a manner consistent with your best interests.

We believe there is significant value to be realized at the Company. However, we are concerned that the Board is not taking appropriate action to execute upon the opportunities that we believe are available to drive stockholder value. We strongly believe that the Board must be reconstituted to further ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.

We are seeking your support at the Company’s 2021 Annual Meeting of Stockholders, which is scheduled to be held at a yet to be disclosed by the Company location, on a yet to be disclosed by the Company date and time (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) for the following purposes to:

•        elect our director candidates, Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster, to the Board,

•        ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021,

•        vote, on an advisory basis on the approval of the compensation of the Company’s executive officers for the fiscal year ended September 30, 2020, as we anticipate will be described in the Company’s proxy statement,

•        adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to declassify the Board such that directors are elected annually,

•        adopt a non-binding, advisory resolution requesting that the Board designate a Strategic Review Committee fully comprised of independent directors, to conduct a strategic review process to pursue possible extraordinary transactions,

•        adopt a non-binding, advisory resolution requesting that any executive officer of the Company who also sits on the Board be prohibited from receiving any fees related to his or her service as a director,

•        adopt a non-binding, advisory resolution requesting that the Company orderly sell any and all of its owned marketable securities of UMH Properties, Inc. (“UMH”) during the six months following the Annual Meeting and refrain from acquiring further investments in securities of UMH until, at least, none of the Company’s directors concurrently serve on UMH’s board of directors,

•        adopt a non-binding, advisory resolution requesting that the Board amend Article III, Section 1 of the Company’s Bylaws, as amended and restated, prohibiting any person from being nominated or elected as a director of the Company if a member of that person’s immediate family is concurrently serving as an executive officer or director of the Company, and

•        adopt a non-binding, advisory resolution requesting that the Board adopt an anti-pledging policy. We believe that the fresh perspectives and deep relevant industry experience of our director candidates, if elected, would allow the Company to revitalize itself and help the Company consider all strategic alternatives fairly and objectively, including a potential sale.

We further believe that the proposals we have submitted will help hold Board members and the Company accountable to the Company’s stockholders and prevent potential conflicts of interest and loyalties. We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN Proxy Card today.

The attached Proxy Statement and the enclosed GREEN Proxy Card are first being made available to stockholders on May 13, 2021.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, at its address and toll-free numbers listed below.

Thank you for your support,
/s/ Jason Aintabi
Jason Aintabi
Managing Partner
Blackwells Capital LLC

If you have any questions or need assistance in voting your GREEN Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: Blackwells@morrowsodali.com

2021 ANNUAL MEETING OF STOCKHOLDERS

OF

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

__________________________________________________

PROXY STATEMENT

OF

BLACKWELLS CAPITAL LLC

__________________________________________________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED GREEN PROXY CARD TODAY

Blackwells Capital LLC (“Blackwells Capital”), Jason Aintabi (together with Blackwells Capital, “Blackwells” or “we”), together with the other participants in this solicitation, own an aggregate of 4,095,779.9401 shares of common stock, $0.01 par value per share (the “Common Stock”), of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), representing approximately 4.17% of the Common Stock outstanding of the Company. This Proxy Statement and the enclosed GREEN Proxy Card are first being furnished to stockholders on May 13, 2021.

We believe that the Company’s Board of Directors (the “Board”) must be reconstituted to further ensure that the interests of stockholders are appropriately represented in the boardroom. We are seeking your support at the 2021 Annual Meeting of Stockholders, which is scheduled to be held at a yet to be disclosed by the Company location, on a yet to be disclosed by the Company date and time1 (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) for the following purposes:

1.      To elect our four director candidates — Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster (each of Messrs. Hatkoff and Schuster and Mses. Hill and Nagelberg, a “Nominee” and, collectively, the “Nominees”) — to the Board at the Annual Meeting, each to serve as a Class III director for a term of three years on the Board or until his or her respective successor is duly elected and qualified;

2.      To ratify the appointment of PKF O’Connor Davies, LLP (“PKF”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021;

3.      To vote, on an advisory basis on the approval of the compensation of the Company’s executive officers for the fiscal year ended September 30, 2020, as we anticipate will be described in the Company’s proxy statement;

4.      To adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to declassify the Board such that directors are elected to the Board on an annual basis starting at the next annual meeting of stockholders (the “Declassification Proposal”);

5.      To adopt a non-binding, advisory resolution requesting that the Board promptly designate a Strategic Review Committee of the Board, fully comprised of independent directors, to conduct a strategic review process to pursue possible extraordinary transactions (the “Strategic Review Process Proposal”);

6.      To adopt a non-binding, advisory resolution requesting that any executive officer of the Company who also sits on the Board be prohibited from receiving any fees related to his or her service as a director (the “No-Fee Proposal”);

7.      To adopt a non-binding, advisory resolution requesting that the Company orderly sell any and all of its owned marketable securities of UMH Properties, Inc. (“UMH”) during the six months following the Annual Meeting and refrain from acquiring further investments in securities of UMH until, at least, none of the Company’s directors concurrently serve on UMH’s board of directors (the “Divestment Proposal”);

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1          The Company has not yet disclosed the date, time and place of the Annual Meeting. Accordingly, we have omitted such information from this Proxy Statement, which is expected to be included in the Company’s definitive proxy statement relating to the Annual Meeting. Once the Company publicly discloses such date, time and place, Blackwells intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission.

8.      To adopt a non-binding, advisory resolution requesting that the Board amend Article III, Section I of the Company’s Bylaws, as amended and restated (the “Bylaws”), by appending a new final sentence that reads “No person shall be nominated or elected as a director of the Corporation if a member of the person’s immediate family is concurrently serving as an executive officer or director of the Corporation” (the “Bylaw Amendment Proposal”); and

9.      To adopt a non-binding, advisory resolution requesting that the Board adopt an anti-pledging policy (the “Anti-Pledging Policy Proposal”; collectively with the Declassification Proposal, the Strategic Review Process Proposal, the No-Fee Proposal, the Divestment Proposal and the Bylaw Amendment Proposal, the “Blackwells Proposals”).

Blackwells is soliciting proxies from stockholders to (i) elect Messrs. Hatkoff and Schuster and Mses. Hill and Nagelberg to the Board, (ii) approve, on a non-binding advisory basis, Proposals 2, 4, 5, 6, 7, 8 and 9 and (iii) vote against Proposal 3.

We urge you to carefully consider the information contained in this Proxy Statement and support our efforts by signing, dating and returning the enclosed GREEN Proxy Card today.

Land & Buildings Investment Management, LLC and its affiliates (collectively, “Land & Buildings”) have also announced their intention to submit nominations at the Annual Meeting and may send proxy statements and proxy cards that should be disregarded. If you have already voted on the Company’s proxy card or Land & Buildings’ proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated GREEN Proxy Card, (ii) voting by telephone or via the internet, by following the instructions on the GREEN Proxy Card or (iii) voting at the Annual Meeting.

If your shares are registered in more than one name, the GREEN Proxy Card should be signed and dated by all such persons to ensure that all shares are voted for the Nominees and the Blackwells Proposals.

This Proxy Statement is soliciting proxies to elect the Nominees and for the Blackwells Proposals. Accordingly, the GREEN Proxy Card may only be voted for the Nominees and does not confer voting power with respect to any of the Company’s or Land & Buildings’ proxy cards. Stockholders who return a GREEN Proxy Card will only be able to vote for the Nominees. See “Voting and Proxy Procedures” below for additional information.

The Company has set a yet to be disclosed by the Company date as the Record Date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.2 Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. It is anticipated that the Company’s proxy statement will state the number of shares of Common Stock outstanding as of the Record Date. The principal executive offices of the Company are located at 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey 07733. Holders of record of shares of Common Stock on the Record Date are urged to submit a proxy, even if such shares have been sold after that date. Each share of Common Stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your GREEN Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact Morrow Sodali LLC (“Morrow Sodali”) by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com.

The solicitation is being made by Blackwells Capital, Jason Aintabi, Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster, and not on behalf of the Board or management of the Company or Land & Buildings. Other than as described in this Proxy Statement and the matters to be brought before the Annual Meeting by Land & Buildings as disclosed in its preliminary proxy statement filed on March 3, 2021 with the Securities and Exchange Commission (the “SEC”), we are not aware of any other matters to be brought before the Annual Meeting other than as set forth in this Proxy Statement. Should other matters, which we are not made aware of within a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies in the enclosed GREEN Proxy Card will vote on such matters in their discretion.

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2          The Company has not yet publicly disclosed the Record Date, or the number of shares outstanding as of the Record Date, for the Annual Meeting. Accordingly, we have omitted such information from this Proxy Statement, which is expected to be included in the Company’s definitive proxy statement relating to the Annual Meeting. Once the Company publicly discloses the Record Date and the number of shares outstanding as of the Record Date, Blackwells intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission.

BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD “FOR” EACH OF THE NOMINEES AND THE BLACKWELLS PROPOSALS.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE COMPANY OR LAND & BUILDINGS. PLEASE RETURN ONLY THE ENCLOSED GREEN PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD OR LAND & BUILDINGS PROXY CARD UNDER ANY CIRCUMSTANCES. ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY (I) DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING, (II) VOTING BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE GREEN PROXY CARD OR (III) VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This Proxy Statement and GREEN Proxy Card are available at www.proxyvoting.com/Blackwells

BACKGROUND OF THE SOLICITATION

On June 22, 2020, Blackwells Capital LLC made its initial investment in the Company.

On December 1, 2020, Blackwells delivered a letter to the Company (the “December 1 Letter”). The letter included an offer by Blackwells to purchase the Company for $16.75 per share of Common Stock. On the same date, the Company’s stock price closed at $14.80 per share.

On December 10, 2020, Eugene W. Landy, the Company’s Chairman of the Board, responded to the December 1 Letter with a conclusory statement that the Board determined that pursuing a sale of the Company would not be in the best interest of the Company at the time.

On December 14, 2020, Land & Buildings made its initial investment in the Company.

On December 18, 2020, Blackwells delivered a letter to the Company (the “December 18 Letter”). The letter included a second offer by Blackwells to purchase the Company for an increased price of $18.00 per share of Common Stock. On the same date, the Company’s stock price closed at $16.99 per share.

On December 23, 2020, Blackwells’ counsel delivered a letter (the “Nomination Notice”) to Michael D. Prashad, General Counsel and Corporate Secretary of the Company, announcing its intention to nominate the Nominees for election to the Board at the Annual Meeting, as Class III directors for a term of three years on the Board, and to submit the Blackwells Proposals for consideration by the Company’s stockholders, each on a non-binding, advisory basis, at the Annual Meeting.

On December 31, 2020, the Company issued a press release, publicly confirming that the Company had received the Nomination Notice.

On January 14, 2021, Eugene W. Landy sent a brief letter to Blackwells rejecting the offer made in the December 18 Letter and stating that the Board had unanimously decided to explore strategic alternatives to maximize stockholder value. The Company publicly announced the Board’s decision to explore strategic alternatives in a Current Report on Form 8-K the same day.

On January 20, 2021, the Company filed a complaint against Blackwells Capital and Ms. Nagelberg in the Superior Court of New Jersey, Chancery Division, Monmouth County (the “Court”), seeking injunctive relief and money damages. See Monmouth Real Estate Investment Corporation v. Allison Nagelberg and Blackwells Capital LLC, MON-C-000012-21. The complaint asserts nine contract and tort claims against Ms. Nagelberg, Blackwells Capital, or both of them, depending on the particular count. Simultaneous with filing the complaint, the Company filed a motion for temporary restraints and a preliminary injunction, which sought to: (i) prohibit Blackwells from nominating Ms. Nagelberg for election to the Board; (ii) invalidate the indemnification agreement between Blackwells Capital and Ms. Nagelberg; and (iii) prohibit Ms. Nagelberg from violating contractual, fiduciary and ethical obligations to the Company, pursuant to certain contractual agreements entered into with the Company and her duties as a former attorney for the Company.

On January 28, 2021, the Court denied the Company’s request for temporary restraints, except that it ordered Ms. Nagelberg to continue to abide by any confidentiality obligations she owes to the Company. On March 8, 2021, the Court heard argument on the Company’s motion for a preliminary injunction. The Court denied the Company’s motion in full at the conclusion of the argument. On March 22, 2021, the Company filed a motion in the Superior Court of New Jersey, Appellate Division for leave to appeal the denial of its motion for a preliminary injunction. Blackwells Capital and Ms. Nagelberg filed an opposition to that motion on April 1, 2021. On April 15, 2021, the Appellate Division denied the Company’s motion for leave to appeal.

Ms. Nagelberg answered the Company’s complaint and counterclaimed against the Company for advancement and indemnification. She has moved for summary judgment on those claims, and the Company has moved to dismiss them. On April 5, 2021, Blackwells Capital filed its response to the Company’s complaint.

On February 8, 2021, Blackwells delivered a letter to Mr. Prashad demanding that the Company file a lawsuit against the individual members of the Board that would allege breaches of fiduciary duties as a result of (i) their failure to appoint a special committee of independent directors to evaluate Blackwells’ recent offer to purchase the Company and (ii) the Board’s waste of corporate assets caused by its approval of the Company’s frivolous lawsuit against Blackwells (the “February 8 Letter”). Blackwells requested that Mr. Prashad respond to the February 8 Letter by February 15, 2021.

Also on February 8, 2021, Blackwells Capital filed an email with the SEC that Mr. Aintabi had sent to Jonathan Litt of Land & Buildings.

On March 10, 2021, Blackwells delivered a letter to the Board expressing Blackwells’ disappointment that it had not been invited to participate in the Company’s strategic alternatives review process despite numerous attempts to contact the Company’s financial advisors, legal representatives and Michael Landy, the Company’s President and Chief Executive Officer, and called on the Company to engage in good faith discussions with Blackwells (the “March 10 Letter”).

On March 12, 2021, Mr. Prashad delivered a letter to Mr. Aintabi responding to the March 10 Letter, stating that the Board was aware of its duties to the Company and its stockholders and that it only intended to provide stockholders with an update of the Company’s review of strategic alternatives once the process concluded.

On March 17, 2021, Blackwells delivered two letters to the Company, demanding to inspect certain books and records of the Company, pursuant to Section 1315 of the New York Business Corporation Law and Section 2-512 of the Maryland Corporations and Associations Code (together, the “Demand Letters”).

On March 22, 2021, Mr. Prashad delivered a letter to Mr. Aintabi responding to the Demand Letters, agreeing to provide portions of the information responsive to Blackwells pursuant to certain conditions, including Blackwells’ execution of a confidentiality agreement (the “March 22 Letter”).

On March 25, 2021, the Company’s counsel delivered a letter to Mr. Aintabi informing him that a committee of directors had been formed to investigate Blackwells’ claims and demands set forth in the February 8 Letter and inviting Mr. Aintabi to provide any additional information related to Blackwells’ claims set forth in the February 8 Letter. The letter did not identify the members of the newly formed committee, or the committee’s mandate.

On March 31, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel, which stated that Blackwells would provide the special committee with significant additional information related to Blackwells’ claims in the February 8 Letter if the special committee were independent from management and entered into a confidentiality agreement with Blackwells.

Also on March 31, 2021, Blackwells delivered a letter to the Board demanding that the Board: (i) set a date for the Annual Meeting; (ii) provide a transparent update on the Company’s strategic alternatives process; (iii) drop the litigation against Blackwells; (iv) publicly disclose the establishment of the special committee; and (v) engage with Blackwells in earnest (the “March 31 Letter”).

On April 1, 2021, Blackwells delivered a letter to Mr. Prashad stating that it was entitled to all materials requested in the Demand Letters and not just portions of the materials (the “April 1 Letter”). Blackwells requested that Mr. Prashad respond to the April 1 Letter by April 2, 2021.

On April 8, 2021, the Company’s counsel sent a letter to Blackwells’ counsel responding to the April 1 Letter, stating that the Company should have an opportunity to provide requested books and records for inspection pursuant to the terms of an executed confidentiality agreement before discussing the contents of the Company’s responses to the particular items set forth in the Demand Letters (the “April 8 Letter”).

On April 9, 2021, the Company’s counsel delivered a letter to Blackwells’ counsel alleging that the March 31 Letter was an attempt to bully the Board and claiming that it may expose Blackwells to liability (the “April 9 Letter”). The April 9 Letter did not address any of Blackwells’ demands set forth in the March 31 Letter.

On April 13, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel responding to the April 9 Letter, requesting that the Company: (i) identify which of Blackwells’ claims constitute the purported “myriad untruths” referenced in the April 9 Letter; (ii) provide reasonable support for why it believes any such claims are false; and (iii) explain how the March 31 Letter could expose Blackwells to liability.

On April 19, 2021, Blackwells filed its preliminary proxy statement with the SEC.

On April 20, 2021, Blackwells’ counsel delivered a letter to the Company’s counsel responding to the April 8 Letter, stating that Blackwells agreed to pay reasonable costs for the production of the books and records and attaching an updated confidentiality agreement (the “April 20 Letter”).

On April 27, 2021, Blackwells filed an amendment to its preliminary proxy statement with the SEC.

Also on April 27, 2021, Blackwells’ counsel followed up with the Company’s counsel on the April 20 Letter (the “April 27 Email”).

On April 29, 2021, the Company’s counsel responded to the April 27 Email, stating that it was considering Blackwells’ confidentiality agreement.

On April 30, 2021, Blackwells’ counsel delivered a partially executed confidentiality agreement, requesting that the Company send Blackwells the records that it was entitled to receive.

On May 6, 2021, the Company agreed to produce certain books and records in response to the Demand Letters and began producing such books and records on May 10, 2021.

On May 7, 2021, Blackwells delivered two letters to the Company, demanding to inspect certain books and records of the Company, pursuant to Section 1315 of the New York Business Corporation Law and Section 2-512 of the Maryland Corporations and Associations Code, with respect to the special meeting of stockholders of the Company.

On May 13, 2021, Blackwells filed its definitive proxy statement with the SEC.

REASONS FOR THE SOLICITATION

Blackwells and the other participants in this solicitation collectively own approximately 4.17% of the Common Stock of the Company. As one of the Company’s largest stockholders, we are disappointed with the performance of the Company, its Board and management, its capital allocation decisions and the lack of liquidity in the Common Stock. We believe that there is significant potential in the Company’s assets, people and business relationships, but that poor corporate governance and the lack of trading volume of the Common Stock in the public markets make it ill-equipped to succeed as a public company. We believe change in the Board’s composition is needed to modernize the Company’s governance and provide an objective and independent review of all strategic alternatives, including a potential sale of the Company. In our view, stockholders cannot expect the Company to perform better without fundamental change, beginning in the boardroom by adding fresh perspectives and the creation of a Strategic Review Committee of the Board that consists of entirely independent directors.

The Company Has Consistently Underperformed

The Company’s total stockholder return figures have dramatically lagged the Company’s peer group,1 which was hand-picked by the Company and taken from its December 2020 Investor Presentation, and the Bloomberg REIT Industrial Index over several time horizons. In fact, on each of a one-year, three-year, five-year and ten-year basis, the Company is the worst performing “industrial REIT” based on both share price performance and on a total stockholder return basis when measured against its peers and the relevant index.

Price Change[2]	1 Year	3 Year	5 Year	10 Year
Monmouth Real Estate Investment Corporation	-3.46%	-17.73%	41.09%	78.53%
Company Peers (Average)	2.21%	39.76%	97.02%	229.48%
Bloomberg REIT Industrial Index	5.88%	43.19%	117.26%	243.53%
Total Shareholder Return[3]	1 Year	3 Year	5 Year	10 Year
Monmouth Real Estate Investment Corporation	1.40%	-51.60%	78.81%	207.99%
Company Peers (Average)	5.47%	36.34%	133.50%	367.77%
Bloomberg REIT Industrial Index	8.79%	56.30%	153.99%	379.68%

Source: Bloomberg data.

We firmly believe that these dismal results largely stem from the Board’s capital allocation decisions, the lack of liquidity in the stock and antiquated corporate governance. We feel that a reconstituted Board, comprised of directors with the appropriate blend of real estate, capital markets, mergers and acquisitions and public company governance experience, is required to help ensure proactive steps are taken to reverse the Company’s troubled history of stock price underperformance.

The Company’s Corporate Governance Practices are Alarming

It is a well understood principle of proper corporate governance that director tenure has implications related to director independence from management and promotes sufficient turnover to ensure that new perspectives are being added to the Board. Indeed, a prominent proxy advisory service has determined that boards for which the average tenure of all directors exceeds 15 years should be scrutinized to determine if independence has been compromised and new

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1          The peer set consists of the industrial REITs: PLD, DRE, TRNO, EGP, FR, STAG and the Company.

2          Represents performance prior to December 1, 2020, the date that Blackwells Capital submitted its first private offer to purchase the Company.

3          Represents performance prior to December 1, 2020, the date that Blackwells Capital submitted its first private offer to purchase the Company.

4          ISS United States Proxy Voting Guidelines (Benchmark Policy Recommendations), February 1, 2020.

5          See Company’s definitive proxy statement filed with the SEC on March 31, 2020; see also Company’s Current Report on Form 8-K filed with the SEC on July 15, 2020.

perspectives are absent from the board.4 The average director tenure at the Company is 16.8 years and three directors have tenures greater than 30 years,5 despite the fact that Institutional Shareholder Services Inc. and/or Glass, Lewis & Co. have recommended stockholders withhold on/vote against at least one Company director every year since 2016.

The high average tenure at the Company is in part thanks to the staggered nature of the Board, which in our view, hinders accountability to stockholders. We believe that annually elected boards are paramount in instilling accountability for performance and aligning the Board’s interests with the interests of the stockholders by enabling stockholders to annually express their view on each director’s performance. Furthermore, annually elected boards, in our view, foster director objectivity as a whole.

In addition to the concerns noted above, we are troubled by the cross-pollination, particularly of directors and officers, between the Company and UMH, a company to which directors and officers of the Company refer to as an “affiliate” of the Company. Four Board members serve as directors of, and own stock in, UMH. One of the Company’s directors serves as the President and CEO of UMH. In our view, there is no strategic or financial reason for the Company to invest in the securities of UMH, and the interlocking directorships may create conflicts of interest. These conflicts could be avoided by divesting the Company’s holdings in UMH. For this reason, Blackwells is submitting a proposal requesting that the Company orderly sell all of its owned marketable securities of UMH and refrain from acquiring further investments in UMH while any director of the Company concurrently serves on UMH’s board of directors.

Board Refreshment is Needed to Credibly and Objectively Consider Strategic Alternatives

Blackwells has made numerous, good-faith attempts over the past several months to engage management and the Board about pursuing a sale of the Company and evaluating strategic alternatives to help unlock value.6 We have made it clear that we are prepared to negotiate a transaction, and increase our offers based on customary due diligence afforded to a party that participates in an open strategic alternatives process. Instead of engaging with Blackwells, however, the Company has excluded Blackwells from the sale process, despite Blackwells having completed extensive research and underwriting for a transaction to take the Company private for $3.8 billion in cash.7 We do not believe that these actions reflect what the Board has presented to the public markets as an intention “to consider the full range of available alternatives including a potential sale or merger of the Company,”8 and instead demonstrates the Board’s continued desire to maintain the status quo. The Company’s stockholders deserve a fair, robust and independent process and directors who will work tirelessly to provide such a process.

On this basis, Blackwells has decided to provide every Company stockholder, as of the Record Date, with an opportunity at the Annual Meeting to elect four highly qualified Board candidates — Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster — each of whom is prepared and committed to objectively evaluate strategic alternatives of the Company, including a potential sale, to help unlock value for all stockholders. The professionals that Blackwells has nominated have experience in real estate, capital markets, mergers and acquisitions and public company governance and would have no relationship with the Landy family other than in their capacity as directors of the Company. If elected, the Nominees will be independent of the Landy family’s influence and intend to fully review the Company’s business, assets, capital structure, capital allocation priorities, strategies, operations, policies and personnel to help ensure that the Company is being operated optimally on behalf of all stockholders.

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6          See the “Background of the Solicitation” section of this Proxy Statement for a description of how Blackwells has attempted to assist the Company’s management and Board in unlocking stockholder value.

7         Since the Company’s public announcement of the process on January 14, 2021, Blackwells, directly and through its legal and financial advisors, has attempted no less than fifteen times to contact Monmouth’s financial advisors at JP Morgan, its legal representatives, other financial advisors and Michael Landy. All have failed to respond.

8         Company press release filed with the SEC on January 14, 2021.

PROPOSAL 1

ELECTION OF NOMINEES

We are seeking your support at the Annual Meeting to elect our four highly qualified Nominees. Each of the Nominees has consented to being named as a nominee in this Proxy Statement and has agreed to serve as a director, if elected. The information below concerning name, age and employment and material occupations, positions or offices of the Nominees has been furnished by each of the Nominees. Except as described in this Proxy Statement, none of the Nominees beneficially owns any Common Stock.

Each of Messrs. Hatkoff and Schuster and Ms. Hill presently is, and if elected as a director of the Company, each of Messrs. Hatkoff and Schuster and Ms. Hill would, in our view, be, an “independent director” within the meaning of (i) New York Stock Exchange (“NYSE”) listing standards applicable to board composition, (ii) Section 301 of the Sarbanes-Oxley Act of 2002 and (iii) Item 407(a) of Regulation S-K of the rules and regulations of the SEC (“Regulation S-K”). None of Messrs. Hatkoff and Schuster and Ms. Hill is a member of the Company’s Audit, Compensation, Nominating/Corporate Governance Committees that is not independent under any such committee’s applicable independence standards. Due to her previous employment with the Company, described elsewhere in this Proxy Statement, Blackwells believes that Ms. Nagelberg will not be considered an “independent director” of the Company, if elected as a director of the Company, under the applicable standards until January 1, 2023.

Stockholders will vote to fill four Class III seats on the Board at the Annual Meeting. We do not endorse any of the director nominees of the Company or of Land & Buildings.

Proxies cannot be voted for a greater number of persons than the number of nominees, however, we reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Blackwells does not expect that any of its Nominees will be unable to stand for election or for good cause will not serve as a director, but if any vacancy in the slate of the Nominees occurs for any reason (including if Monmouth makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Nominees), the shares represented by the GREEN Proxy Card received by Blackwells and not properly revoked will be voted for the substitute nominee(s) properly nominated by Blackwells in compliance with the rules of the SEC and any other applicable laws and, if applicable, the Bylaws.

If Blackwells lawfully identifies or nominates substitute nominee(s) before the Annual Meeting, Blackwells will file an amended proxy statement that identifies these substitute nominee(s), discloses whether such nominees have consented to being named in the revised proxy statement and include all disclosure requirements required by Schedule 14A with respect to such substitute nominee(s).

There can be no assurance that even if the Nominees are elected, they will be able to successfully carry out Blackwells’ outlined plan to maximize stockholder value because nine incumbent directors would serve on the thirteen-person Board assuming no additional changes to Board composition and the Nominees would comprise a minority of the Board.

INFORMATION ABOUT THE NOMINEES

Name	Age	Principal Occupation
Craig M. Hatkoff	67	Executive Chairman of LEX Markets
Jennifer M. Hill	55	Founder and CEO of Murphy Hill Consulting
Allison Nagelberg	56	Consultant to non-profit organizations
Todd S. Schuster	60	Investor for his own account

We believe the Nominees have the experience and qualifications to address the Company’s strategic, operational and governance deficiencies and possess the skill sets required to address the Company’s current needs:

Craig M. Hatkoff

Craig M. Hatkoff, age 67, has served as Executive Chairman of LEX Markets, a real estate and alternative asset fintech start-up, since April 2019. From 1978 to 1990, Mr. Hatkoff worked at Chemical Bank where he started and served as Co-Head of the Real Estate Investment Banking Unit and was a pioneer in the creation and development of the commercial mortgage-backed securities market. Mr. Hatkoff served as a Director of Colony Capital, Inc., a public real estate investment trust that focuses on global digital infrastructure, from February 2019 until May 2021. Following his board service, he will remain a senior advisor to the company. Mr. Hatkoff has served as a Director of Subversive Capital Acquisition Corp., a Canadian SPAC listed on the Toronto-based NEO Exchange, since February 2019, and as a Director of SL Green Realty Corp., a public real estate investment trust and the largest owner of commercial real estate in Manhattan, since 2010. He served as a Director of Taubman Centers, Inc., a real estate investment trust engaged in the ownership, management and leasing of retail properties, from May 2004 to January 2019, and was a Co-Founder, Vice-Chairman, and Director of Capital Trust, Inc., a real estate investment management company, from 1997 to 2010. In 2001, he co-founded the Tribeca Film Festival along with Robert De Niro and Jane Rosenthal. Mr. Hatkoff also has served or serves on the boards of a number of non-profit organizations including the Tribeca Film Institute which he co-founded in 2001, the Desmond Tutu Peace Foundation, Richard Leakey’s Wildlife Direct, the Child Mind Institute, The Rock and Roll Hall of Fame, Sesame Workshop and the Borough of Manhattan Community College Foundation. Mr. Hatkoff served as an Adjunct Professor at Columbia Business School from 1990 to 1994 where he created and taught the country’s first real estate capital markets program. He began teaching as an Adjunct Professor at Columbia again in 2015, co-creating the Think Bigger platform for innovation, design and creativity. He also served as a Trustee of the New York City School Construction Authority, from 2002 to 2004. Mr. Hatkoff received a Bachelor of Arts from Colgate University in 1976 and a MBA from Columbia Business School in 1978. In 2009, he co-founded the Disruptor Foundation with legendary Harvard Business School Professor Clayton Christensen, father of Disruptive Innovation Theory. Blackwells believes Mr. Hatkoff’s innovation in the real estate and capital markets, knowledge of corporate governance and compliance-related matters and his experience with the financial markets generally make him qualified to serve as a director of the Company.

Jennifer M. Hill

Jennifer M. Hill, age 55, currently serves as the Founder and CEO of Murphy Hill Consulting, a Connecticut-based consulting business providing consulting services focused on the financial services, asset management, insurance and risk management industries, since October 2017. Ms. Hill served as the Chief Financial Officer of Bank of America Merrill Lynch (NYSE: BAC) from 2011 to 2014. Prior to joining Bank of America, Ms. Hill was Group Director of Strategy and Corporate Finance at Royal Bank of Scotland, from 2008 to 2011. From 2006 to 2008, Ms. Hill was the Chief Financial Officer of Tisbury Capital Management and from 1996 to 2006, Ms. Hill served as a Managing Director of Goldman Sachs, & Co. Since January 2015, Ms. Hill has served as a member of the Board of Directors of Santander Asset Management, an international asset manager, where she is the Chair of the Audit Committee and a member of the Risk Committee and the Remuneration Committee. Ms. Hill also serves on the Boards of Directors of the Melqart Funds, which are London-based hedge funds focused on event-driven strategies; LaCrosse Milling, a Wisconsin-based oat milling company; Arkadia Asset Management, a Swiss-based hedge fund; and Cantor Fitzgerald Europe, an integrated, full-service investment bank. Ms. Hill received a Bachelor of Arts in Government and French from Hamilton College in 1987 and a MBA from Columbia University in 1994. Blackwells believes Ms. Hill’s extensive experience in the financial services industry and specific knowledge of auditing issues qualify her to serve as a director of the Company.

Allison Nagelberg

Allison Nagelberg, age 56, is retired and provides pro-bono consulting services to non-profit organizations since January 2020. From 2000 until her retirement in December 2019, Ms. Nagelberg served as the General Counsel of the Company (NYSE: MNR), a public REIT investing in net-leased industrial properties. Ms. Nagelberg served as General Counsel of UMH, a public REIT and related company of the Company that owns and operates manufactured housing communities, from 2000 to 2013. Ms. Nagelberg served as General Counsel of Monmouth Capital Corporation (NASDAQ: MONM) (“Monmouth Capital”), a public REIT investing in net-leased industrial properties, from 2000 to 2007, at which time Monmouth Capital became a wholly owned subsidiary of the Company. Ms. Nagelberg served as an associate at Weiss, Lennon & Sharfman, from 1991 to 1992 and worked at Carpenter, Bennett & Morrissey (now McElroy, Deutsch, Mulvaney & Carpenter, LLP), from 1987 to 1991. Ms. Nagelberg has also served in senior leadership roles in numerous non-profit, civic and advocacy organizations, including: the New Jersey — Israel Commission, since 2021; the National Council and New Jersey Council of American Israel Public Affairs Committee (AIPAC), since 2016; the Redevelopment Agency of East Brunswick, New Jersey, of which she serves as Vice-Chair and Commissioner, since 2017; the Advisory Board of the Center for Real Estate at Rutgers Business School, from 2017 to 2019; the Central New Jersey Board of the Jewish National Fund (JNF), since 2017; the Board of Trustees of Congregation B’nai Tikvah, from 2002 to 2019, where she served as Co-President from 2013 to 2017; the Board of Trustees at the National Ramah Commission, from 2017 to 2019; the Steering and Strategic Planning Committees of Ramah Day Camp in Nyack, where she served as Chair, since 2015; the Board of Trustees at Illini Hillel — Cohen Center for Jewish Life, from 2016 to 2019; the Advisory Board of the Texas A&M Chabad, where she served as Chair, from 2015 to 2018; and the Board of Trustees of Special Strides, a therapeutic riding organization, from 2013 to 2020. Ms. Nagelberg received a Bachelor of Arts from Tufts University, a JD from New York University School of Law and a MBA from Rutgers University. Blackwells believes that Ms. Nagelberg’s significant experience with identifying and managing risks facing public companies and particular insight on the Company qualify her to serve as a director of the Company.

Todd S. Schuster

Todd S. Schuster, age 60, has been an investor for his own account since 2015. He most recently served as a Senior Partner with Ares Management (NYSE: ARES) (“ARES”), a global alternative asset manager with over $140 billion of assets under management, from 2013 through 2015, and was a member of the firm’s Executive Committee. While at ARES, he also served as Global Head of Real Estate Credit Investments and in that role served as Chief Executive Officer of Ares Commercial Real Estate Corporation (NYSE: ACRE), a publicly traded specialty finance company and real estate investment trust. During his tenure at ARES, Mr. Schuster served on ARES’ twelve-member Executive Committee and on the Investment Committee for all of ARES’ sponsored real estate debt and equity vehicles, which invested in both the US and Europe/UK. Mr. Schuster previously founded, and served as the Chief Executive Officer, and as a member of the Board of Directors, of CW Financial Services LLC, an investment and financial services firm, from 1992 to 2009. Since July 2020, he has served as a member of the board of directors of TPG Real Estate Finance Trust (NYSE: TRTX), a publicly held commercial real estate finance company. Mr. Schuster served on the Board of Directors of ACRE from April 2012 to September 2015, including as an independent director and member of the audit committee until May 2013. He also serves on the Board of Councilors at the Davis School at the University of Southern California. Mr. Schuster received a Bachelor of Arts from Tufts University in 1982. Blackwells believes Mr. Schuster’s executive management experience, prior board experience and extensive background in the real estate industry qualify him to serve as a director of the Company.

If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors. On December 23, 2020, each Nominee entered into an indemnification agreement (collectively, the “Indemnification Agreements”) with Blackwells Capital in connection with his or her nomination to the Board. Pursuant to the Indemnification Agreements, Blackwells Capital has agreed to indemnify each of the Nominees against certain claims arising from the solicitation of proxies for the election of the Nominees and for the Blackwells Proposals. Blackwells Capital has also agreed to bear any and all legal fees incurred by Ms. Nagelberg in connection with the solicitation of proxies for the election of the Nominees and for the Blackwells Proposals. Also on December 23, 2020, Blackwells Capital, Mr. Aintabi and each of the Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, each of Blackwells Capital, Mr. Aintabi and the Nominees agreed to the joint filing on behalf of each of them to allow for the solicitation of proxies for the election of the Nominees and in favor of the Blackwells Proposals. Other than as described in this Proxy Statement, there are no arrangements or understandings between or among any Nominee and any other person pursuant to which any Nominee was or is to be selected as a director or nominee.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of May 13, 2021.

The address for each Nominee is listed below. The information in the following table has been furnished to us by the respective Nominees. Percentage of beneficial ownership is based on 98,301,860 shares of Common Stock outstanding as of May 1, 2021, which was disclosed in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, filed with the SEC by the Company on May 6, 2021:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Craig M. Hatkoff 626 First Avenue Apt. 30G New York, New York 10016	0	0%

Jennifer M. Hill 741 Hollow Tree Ridge Road Darien, Connecticut 06820	0	0%

Allison Nagelberg 51 Patton Drive East Brunswick, New Jersey 08816	64,199.9401	Less than 1%

Todd S. Schuster c/o Blackwells Capital LLC 800 Third Avenue, 39th Floor New York, New York 10022	80,248	Less than 1%

WE URGE YOU TO VOTE “FOR” THE ELECTION OF OUR NOMINEES ON THE ENCLOSED GREEN PROXY CARD AND INTEND TO VOTE OUR SHARES FOR OUR NOMINEES.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As we anticipate will be discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has selected and the Board has appointed PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. The Company is submitting its selection of PKF for ratification by the stockholders at the Annual Meeting.

As we anticipate will be disclosed in the Company’s proxy statement, stockholder approval is not required to appoint PKF as the Company’s independent registered public accounting firm, but the Company is submitting the selection of PKF to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, then the Company has indicated that it will reconsider whether to retain PKF as its independent registered public accounting firm but may determine to do so. We anticipate the Company will further disclose in its proxy statement that even if the appointment is ratified by stockholders, the Audit Committee may change the appointment at any time during the year if it determines that the change would be in the Company’s best interests.

We encourage all stockholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail once available.

WE RECOMMEND YOU VOTE “FOR” PROPOSAL 2 AND INTEND TO VOTE OUR SHARES
FOR THIS PROPOSAL.

PROPOSAL 3

ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

As we anticipate will be discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to cast a non-binding, advisory vote on the compensation of the Company’s Named Executive Officers (as we anticipate such term will be defined in the Company’s proxy statement) as we anticipate will be disclosed in the Company’s proxy statement in accordance with the SEC’s rules (commonly referred to as “Say-on-Pay”).

It is anticipated that the Company’s proxy statement will request that stockholder vote to approve, on a non-binding advisory basis, the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as set forth in the Company’s proxy statement.”

As we anticipate will be further disclosed by the Company in its proxy statement, the vote on this resolution is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee of the Board. If stockholders fail to approve the compensation of the Company’s Named Executive Officers, the Company has indicated that it will review the voting results and will take into account the outcome of the vote when considering future decisions concerning executive compensation. We encourage all stockholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail once available.

WE RECOMMEND YOU VOTE “AGAINST” PROPOSAL 3 AND INTEND TO VOTE OUR SHARES AGAINST THIS PROPOSAL.

PROPOSAL 4

DECLASSIFICATION PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board take all necessary steps to declassify the Board such that directors are elected on an annual basis.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company request the Board to take all necessary actions to declassify the Board such that directors are elected to the Board on an annual basis starting at the next annual meeting of stockholders. Such declassification of the Board shall be done in the most expeditious manner available under Maryland law, and would not affect the unexpired terms of the previously elected directors.”

Currently, the Company has a classified Board, which is divided into three classes. We believe that annually elected boards are paramount in instilling accountability for performance and aligning the Board’s interests with the interests of the stockholders by enabling stockholders to annually express their view on each director’s performance. Furthermore, annually elected boards, in our view, foster director objectivity. It is therefore our position that the Board should be declassified in line with best corporate governance practices.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this Proposal, individually or in the aggregate, including any anticipated benefit to us. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 4 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL 5

STRATEGIC REVIEW PROCESS PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board designate a Strategic Review Committee of the Board fully comprised of entirely independent directors.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company request the Board to promptly act by designating a Strategic Review Committee of the Board. Such committee shall be fully comprised of independent directors, that shall, to the fullest extent permitted by Section 2-411 of Maryland General Corporation Law, have and that may exercise all the power and authority of the Board in conducting a strategic review process to pursue possible extraordinary transactions. This includes the power to engage a financial advisor to evaluate a potential sale of the Company and to ensure a fair and proper sale process.”

We believe that the Company should objectively consider a sale of the Company. It seems clear to us that such a sale would allow stockholders to realize uncaptured value, and thereby maximize stockholder value, while providing liquidity to stockholders who cannot otherwise gain liquidity because of the lack of trading volume in the public markets for the Common Stock. We believe that the greatest value to stockholders will be realized only if all options for the Company are objectively evaluated, including a possible sale of the Company. The Company announced on January 14, 2021 that the Board has decided to explore strategic alternatives.9 It is our view that the Board should promptly designate a Strategic Review Committee consisting of entirely independent directors to best provide value to stockholders.

Other than as described elsewhere in this Proxy Statement, including the fact that Blackwells has previously made proposals to acquire the Company, we do not have any material interest in this Proposal, individually or in the aggregate, including any anticipated benefit to us. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 5 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

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9          Current Report on Form 8-K filed with the SEC on January 14, 2021 by the Company.

PROPOSAL 6

NO-FEE PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting any executive officer of the Company who also sits on the Board not receive any Board fees.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company request that any executive officer of the Company who also sits on the Board be prohibited from receiving any fees related to his or her service as a director.”

Currently, two executive officers of the Company serve on the Board. We believe that providing executive officers additional compensation in the form of Board fees does not further incentivize their performance in the best interest of stockholders. Because executive officers of the Company already owe a fiduciary duty to the Company and stockholders, and are being compensated accordingly for their work, such individuals should not receive additional fees, in cash or Common Stock, due to their role as a Board member. Instead, we believe that such funds that would otherwise be provided as director compensation for executive officers should be invested in the Company. We believe that this Proposal, once adopted by stockholders, would support future growth of the Company and maximize value for stockholders.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this Proposal, individually or in the aggregate, including any anticipated benefit to us. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 6 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL 7

DIVESTMENT PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory a proposal requesting that the Company orderly sell any and all of its marketable securities of UMH and refrain from acquiring further investments in UMH while any director of the Company concurrently serves on UMH’s board of directors.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company request that the Company orderly sell any and all marketable securities of UMH during the six months following the Annual Meeting and refrain from acquiring further investments in the securities of UMH until, at least, none of the Company’s directors concurrently serve on UMH’s board of directors.”

Currently, four Board members serve as directors of, and own stock in, UMH. One of the Company’s directors serves as the President and CEO of UMH. In our view, there is no strategic or financial reason for the Company to invest in the securities of UMH, and the interlocking directorships may create conflicts of interest. These conflicts could be avoided by divesting the Company’s holdings in UMH. If the Company’s stockholders wish to also invest in UMH, they are able to purchase UMH’s securities in the public markets. We believe that this Proposal, once adopted by stockholders, will reduce conflicts of interest and thereby better align the interests of the Board with those of the stockholders.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this Proposal, individually or in the aggregate, including any anticipated benefit to us. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU VOTE “FOR” PROPOSAL 7 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL 8

BYLAW AMENDMENT PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that Article III, Section 1 of the Bylaws be amended so that no person can be nominated or elected as a director of the Company if any of that person’s immediate family members is concurrently serving as an executive officer or director of the Company.

The following is the text of the proposed resolution:

“RESOLVED, that Article III, Section 1 of the Bylaws, as amended and restated, of Monmouth Real Estate Investment Corporation, as amended and restated, is amended and restated as follows:

Section 1. General Powers; Qualifications. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or these Bylaws. No person shall be nominated or elected as a director of the Corporation if a member of the person’s immediate family is concurrently serving as an executive officer or director of the Corporation.”

Currently, the Company has three members of the same family serving on the Board, including two who serve as executive officers of the Company. We believe that a well composed Board consists of directors whose loyalties are to stockholders and not to one another or to executive management. We believe that having multiple members of the same family on the Board may create conflicts of interest and loyalties that do not serve the best interests of all stockholders. We believe that this Proposal, once implemented, will better align the interests of the Board with those of the stockholders and help ensure that the best interests of the Company’s stockholders are being considered.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this Proposal, individually or in the aggregate, including any anticipated benefit to us. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU VOTE “FOR” PROPOSAL 8 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL 9

ANTI-PLEDGING POLICY PROPOSAL

Blackwells is asking stockholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board adopt an anti-pledging policy for the Company’s executive officers and directors.

The following is the text of the proposed resolution:

“RESOLVED, that the stockholders of the Company request that the Board adopt an anti-pledging policy that prohibits securities of the Company or its affiliates from being placed in a margin account or pledged as collateral for loans or other transactions. The anti-pledging policy shall apply to all of the Company’s executive officers and Board members.”

Currently, directors and executive officers of the Company may place their securities in a margin account or pledge it as collateral for loans and other transactions. In fact, the Company’s directors and officers collectively have 757,810 shares of Common Stock pledged in margin accounts and 590,471 shares of Common Stock pledged as security for loans.10 In our view, such transactions may result in securities of the Company or its affiliates being sold without the customer’s consent by the lender in foreclosure if the customer defaults on the loan. This may occur while the Company’s executive officers or directors possess material nonpublic information of the Company or otherwise are not permitted to trade in Company securities, which could result in unlawful insider trading. We believe that untimely forced sales can also have a negative impact on share price and can lead to reputational damages and legal and regulatory risks. Therefore, we believe that an anti-pledging policy will promote economic alignment of the Company’s executive officers and directors with the Company’s stockholders through their ownership of Common Stock.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this Proposal, individually or in the aggregate, including any anticipated benefit to us. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 9 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

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10      Company’s Annual Report on Form 10-K filed with the SEC on November 23, 2020.

WHO CAN VOTE AT THE ANNUAL MEETING

The Record Date for determining stockholders entitled to notice of and, to vote at, the Annual Meeting has yet to be disclosed by the Company. Stockholders of the Company at the close of business on the Record Date are entitled to one vote for each share of Common Stock owned as of the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock. It is anticipated that the Company’s proxy statement will state the number of shares of Common Stock outstanding as of the Record Date.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

HOW TO VOTE BY PROXY

To elect the Nominees to the Board and to vote in favor of the Blackwells Proposals, promptly complete, sign, date and return the enclosed GREEN Proxy Card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed GREEN Proxy Card. Please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•        “FOR” the election of our four Nominees to the Board: Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster;

•        “FOR” the ratification of the appointment of PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021;

•        “AGAINST” the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers;

•        “FOR” the Declassification Proposal;

•        “FOR” the Strategic Review Process Proposal;

•        “FOR” the No-Fee Proposal;

•        “FOR” the Divestment Proposal;

•        “FOR” the Bylaw Amendment Proposal; and

•        “FOR” the Anti-Pledging Policy Proposal.

Rule 14a-4(c)(3) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the discretion of the persons named as proxies on the attached GREEN Proxy Card. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement and those disclosed in Land & Buildings’ preliminary proxy statement filed on March 3, 2021 with the SEC.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN Proxy Card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting by telephone or via the internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible stockholders to vote by telephone or via the internet. If a stockholder’s brokerage firm or bank is participating in the telephone voting program or internet voting program, then such brokerage firm or bank will provide the stockholder with instructions for voting by telephone or the internet on the voting form. Telephone and internet voting procedures, if available through a stockholder’s brokerage firm or bank, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded. Stockholders voting via the internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from internet access providers and telephone companies. If a stockholder’s brokerage firm or bank does not provide the stockholder with a voting form, but the stockholder instead receives our GREEN Proxy Card, then such stockholder should mark our GREEN Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

The Board currently consists of thirteen individuals divided into three classes. Under the current structure, if elected, Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster would serve as Class III directors for a period of three years. The Company’s stockholders are not permitted to cumulate their votes for the election of directors.

Stockholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present. If you submit a properly executed proxy card or authorize a proxy by telephone or via the internet, you will be considered part of the quorum. Withhold votes (in the case of the election of directors) and abstentions will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Broker “non-votes” will also be counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” The NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because there is a contested election, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Annual Meeting, whether routine or not.

Election of Directors — The Company has adopted a plurality vote standard for director elections, meaning the nominees who receive the highest number of votes “FOR” their election, in each Class, will be elected to the Board. Stockholders may vote “FOR ALL” Nominees, “WITHHOLD ALL” as to all Nominees or “FOR ALL EXCEPT” to vote for the Nominees except the specific Nominee from whom you “WITHHOLD” your vote. With respect to the election of directors, only votes cast “FOR” a Nominee will be counted. Neither a “withhold” vote nor a broker non-vote will count as “votes cast” on this proposal, nor will either have any effect on the outcome of the vote with respect to the election of the Nominees.

Ratification of the Appointment of PKF O’Connor Davies, LLP as Registered Public Accounting Firm — The approval of this proposal will require, assuming that a quorum is present, the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal.

Compensation of Named Executive Officers — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal.

Declassification Proposal — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Strategic Review Process Proposal — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

No-Fee Proposal — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Divestment Proposal — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Bylaw Amendment Proposal — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

Anti-Pledging Policy Proposal — The approval of this proposal will require the affirmative vote of the majority of the votes cast on this proposal at the Annual Meeting. Stockholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As this proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of stockholder votes.

None of the applicable Maryland law, the Company’s Articles of Incorporation, as amended or restated, nor the Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending and voting at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy). The revocation may be delivered either to Blackwells, Morrow Sodali or to the Company’s Secretary at 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey 07733, or any other address provided by the Company.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

If you have already sent a proxy card to the Company or Land & Buildings, you can revoke that proxy card by (i) signing, dating and mailing the GREEN Proxy Card or (ii) voting by telephone or via the internet, by following the instructions on the GREEN Proxy Card or (iii) voting at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies under this Proxy Statement will be made by Blackwells.

Proxies may be solicited by Blackwells by mail, facsimile, telephone, electronic mail, internet, in person or by advertisements. Blackwells will bear the entire cost of this solicitation. Blackwells does not intend to seek reimbursement from Monmouth of any expenses it incurs in connection with its solicitation of proxies for the election of the Nominees and for the Blackwells Proposals at the Annual Meeting. While no precise estimate of the cost of solicitation can be made at the present time, Blackwells currently estimates that it will spend a total of approximately $7,500,000 for its solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and related expenses. As of the date hereof, Blackwells estimates that it has incurred proxy solicitation expenses of approximately $2,500,000.

Brokerage houses, banks and other custodians and fiduciaries will be requested to forward proxy solicitation material to their customers for whom they hold shares and Blackwells will reimburse them for their reasonable out-of-pocket expenses.

Solicitations may be made by certain of the respective directors, officers, members and employees of Blackwells Capital, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Nominees.

Blackwells will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Blackwells will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

In connection with the engagement of Morrow Sodali by Blackwells as proxy solicitor, Blackwells anticipates that certain employees of Morrow Sodali may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Monmouth for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately 35 employees of Morrow Sodali will solicit holders of the Common Stock in connection with the Annual Meeting.

Blackwells expects to pay Morrow Sodali up to $150,000 for its services in connection with the solicitation of proxies for the Annual Meeting.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, Blackwells Capital, Jason Aintabi, Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster (collectively, the “Participants”) are participants in the solicitation of proxies from the Company’s stockholders to vote in favor of the election of the Nominees to the Board and the approval of the Blackwells Proposals.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Schedule I to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business of Blackwells Capital is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the managing partner of Blackwells Capital LLC. The principal occupation of Mr. Hatkoff is Executive Chairman of LEX Markets, a real estate and alternative asset fintech start-up. The principal occupation of Ms. Hill is Founder and Chief Executive Officer of Murphy Hill Consulting, a Connecticut-based consulting business providing consulting services focused on the financial services, asset management, insurance and risk management industries. The principal occupation of Ms. Nagelberg is providing pro-bono consulting services to non-profit organizations. The principal occupation of Mr. Schuster is investing for his own account.

Mr. Aintabi’s business address is 800 Third Avenue, 39th Floor, New York, New York 10022. Blackwells Capital LLC’s address is 800 Third Avenue, 39th Floor, New York, New York 10022. Blackwells Capital is a Delaware limited liability company. Mr. Hatkoff’s business address is 626 First Avenue, Apt. 30G, New York, New York 10016. The address of LEX Markets is 25 West 39th Street, New York, New York 10018. Ms. Hill’s business address is 741 Hollow Tree Ridge Road, Darien, Connecticut. The address of Murphy Hill Consulting is 741 Hollow Tree Ridge Road, Darien, Connecticut. Mr. Schuster’s business address is c/o Blackwells Capital LLC, 800 Third Avenue, 39th Floor, New York, New York 10012. Ms. Nagelberg’s business address is 51 Patton Drive, East Brunswick, New Jersey 08816.

Each of Messrs. Aintabi, Hatkoff and Schuster and Mses. Hill and Nagelberg is a citizen of the United States of America.

As of the date hereof, (i) neither of Ms. Hill nor Mr. Hatkoff owns any shares of Common Stock or has entered into any transactions in securities of the Company during the past two years, (ii) Ms. Nagelberg is the beneficial owner of 64,199.9401 shares of Common Stock and (iii) Mr. Schuster is the beneficial owner of 80,248 shares of Common Stock. Each Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his or her pecuniary interest therein.

As of the date hereof, Blackwells Capital beneficially owned an aggregate of 304,400 shares of Common Stock, including 100 shares of which are held in record name by Blackwells Capital and 124,300 shares of Common Stock underlying call options exercisable within sixty days of the date hereof, representing approximately 0.31% of the Common Stock outstanding.

As of the date hereof, Jason Aintabi beneficially owned an aggregate of 3,951,332 shares of Common Stock, including 199,500 shares of Common Stock underlying call options exercisable within sixty days of the date hereof, representing approximately 4.02% of the Common Stock.

Other than as set forth in this Proxy Statement, there are no material proceedings to which Blackwells or any associate of Blackwells has been a party which is adverse to the Company or any of its subsidiaries, nor does Blackwells or any associate of Blackwells have a material interest adverse to the Company or any of its subsidiaries. Except as described herein, neither Blackwells nor any of its respective associates has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company. Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between Blackwells or its affiliates and the Nominees or any other person pursuant to which the nominations are to be made by Blackwells.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates, nor any immediate family member of any Participant or any Participant’s associates, was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Schedules hereto), (i) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

Blackwells has not paid any compensation to the Nominees as a result of their becoming Nominees of Blackwells at the Annual Meeting. There are no other arrangements or understandings with any of the Nominees, other than as set forth herein.

Effective January 1, 2017, Ms. Nagelberg entered into a three-year employment agreement with the Company, under which Ms. Nagelberg received an annual base salary of $358,313 for calendar year 2017, with increases of 5% for each of calendar years 2018 and 2019, plus bonuses and customary fringe benefits. In connection with her retirement, Ms. Nagelberg entered into a Letter Agreement with the Company, dated December 23, 2019, which effectively terminated her employment agreement consistent with its terms. Under the Letter Agreement the Company paid Ms. Nagelberg $395,039.54 on December 31, 2019 and will make payments at an annual rate of $395,039.54, payable bi-weekly through December 31, 2020 and paid a 2019 bonus of $30,000 on December 23, 2019.

Legal Proceedings

As described in the above section entitled “Background of the Solicitation,” on January 20, 2021, the Company filed a complaint against Blackwells Capital and Ms. Nagelberg in the Court, seeking injunctive relief and money damages. See Monmouth Real Estate Investment Corporation v. Allison Nagelberg and Blackwells Capital LLC, MON-C-000012-21. The complaint asserts nine causes of action, including: (i) four counts of breach of contract, one count of breach of the duty of loyalty and one count of breach of fiduciary duty against Ms. Nagelberg; (ii) one count of tortious interference with contract and one count of aiding and abetting against Blackwells Capital; and (iii) one count of “voiding indemnification agreement” against both Blackwells Capital and Ms. Nagelberg.

Simultaneous with filing the complaint, the Company filed a motion for temporary restraints and a preliminary injunction. The motion sought to: (i) prohibit Blackwells from nominating Ms. Nagelberg for election to the Board; (ii) invalidate the indemnification agreement between Blackwells Capital and Ms. Nagelberg; and (iii) prohibit Ms. Nagelberg from violating contractual, fiduciary and ethical obligations to the Company, pursuant to certain contractual agreements entered into with the Company and her duties as a former attorney for the Company.

On January 28, 2021, the Court denied the Company’s request for temporary restraints, except that it ordered Ms. Nagelberg to continue to abide by any confidentiality obligations she owes to the Company. On March 8, 2021, the Court heard argument on the Company’s motion for a preliminary injunction. The Court denied the Company’s motion in full at the conclusion of the argument.

On March 22, 2021, the Company filed a motion for leave to file an interlocutory appeal in Superior Court of New Jersey, Chancery Division. The Company seeks leave to appeal the Chancery Division’s denial of its application for a preliminary injunction. Blackwells Capital filed its opposition to the Company’s motion for leave to appeal on April 1, 2021. The Appellate Division denied the Company’s motion on April 15, 2021.

Ms. Nagelberg answered the Company’s complaint on February 19, 2021 and counterclaimed against the Company for advancement and indemnification. She has moved for summary judgment on those claims, and the Company has moved to dismiss them. Blackwells Capital filed its response to the Company’s complaint on April 5, 2021.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other than as discussed in this Proxy Statement, Blackwells is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GREEN Proxy Card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Stockholder Proposals for the 2022 Annual Meeting

Stockholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, stockholder proposals must be received at the Company’s principal executive offices by the date that we expect will be disclosed in the Company’s proxy statement.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

Director Nominations

Under the Bylaws, nominations of individuals for election to the Board and the proposal of other business to be considered by stockholders at the 2022 Annual Meeting, but not included in the Company’s proxy statement, may be made by a person who is a stockholder of record: at the time of giving notice and, at the time of the 2022 Annual Meeting, who delivers notice along with the additional information and materials required by the Bylaws to the Company’s Secretary at its principal executive offices not earlier than, nor no later than, the dates which we expect will be disclosed in the Company’s proxy statement. However, in the event that the 2022 Annual Meeting is advanced more than 30 days or delayed by more than 60 days from the first anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 120th day prior to the date of the mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of the mailing of the notice of such meeting is first made.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

YOUR VOTE IS IMPORTANT

Your proxy is important no matter how many shares of Common Stock you own. Be sure to vote on the GREEN Proxy Card. Blackwells urges you NOT to sign any proxy card sent to you by the Company, Land & Buildings or any other party.

If you have already submitted a proxy card to the Company or Land & Buildings for the Annual Meeting, you may change your vote to a vote “FOR” the election of the Nominees by (i) signing, dating and returning the enclosed GREEN Proxy Card, which must be dated after any proxy card you may previously have submitted to the Company or Land & Buildings, (ii) voting by telephone or via the internet, by following the instructions on the GREEN Proxy Card or (iii) voting at the Annual Meeting. Only your latest dated proxy card will count at the Annual Meeting.

If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please contact the person responsible for your account and direct him or her to vote on the GREEN Proxy Card “FOR” election of the Nominees.

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one GREEN Proxy Card. We encourage you to vote each GREEN Proxy Card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR CRAIG M. HATKOFF, JENNIFER M. HILL, ALLISON NAGELBERG AND TODD S. SCHUSTER BY SIGNING, DATING AND RETURNING THE GREEN PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE COMPANY OR LAND & BUILDINGS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE SUCH PROXY CARD BY (I) SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD, (II) VOTING BY TELEPHONE OR INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE GREEN PROXY CARD OR (III) VOTING AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance in voting your GREEN Proxy Card or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: Blackwells@morrowsodali.com

IT IS IMPORTANT THAT YOU RETURN YOUR GREEN PROXY CARD PROMPTLY. PLEASE SIGN AND DATE YOUR GREEN PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Blackwells Capital LLC

May 13, 2021

SCHEDULE I

Transactions in Company Securities

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below. Neither Jennifer M. Hill nor Craig M. Hatkoff has engaged in any transactions in shares of Common Stock during the past two years.

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	15	06/22/2020
Purchase of Common Stock	400	09/11/2020
Purchase of Common Stock	300	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	1,600	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	500	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	400	09/11/2020
Purchase of Common Stock	2	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	98	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	5,000	09/17/2020
Purchase of Common Stock	2,500	09/18/2020
Purchase of Common Stock	700	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	3	09/21/2020
Purchase of Common Stock	97	09/21/2020
Purchase of Common Stock	1,570	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	1,730	09/21/2020
Purchase of Common Stock	200	09/21/2020
Purchase of Common Stock	200	09/21/2020
Purchase of February 2021 Call Option	250	09/21/2020
Purchase of Common Stock	100	09/21/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	900	09/21/2020
Purchase of Common Stock	147	09/21/2020
Purchase of Common Stock	125	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	77	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	736	09/21/2020
Purchase of Common Stock	500	09/23/2020
Purchase of Common Stock	4	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	1,787	09/23/2020
Purchase of Common Stock	1,000	09/23/2020
Purchase of Common Stock	200	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	10	09/23/2020
Purchase of Common Stock	99	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	300	09/23/2020
Purchase of Common Stock	200	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(922)	10/12/2020
Sale of Common Stock	(600)	10/12/2020
Sale of Common Stock	(87)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(600)	10/12/2020
Sale of Common Stock	(125)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(1,566)	10/12/2020
Purchase of Common Stock	41	10/13/2020
Purchase of Common Stock	17	10/13/2020
Purchase of Common Stock	55	10/13/2020
Purchase of Common Stock	30	10/13/2020
Purchase of Common Stock	2,357	10/13/2020
Purchase of Common Stock	200	10/14/2020
Purchase of Common Stock	600	10/14/2020
Purchase of Common Stock	100	10/14/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	93	10/14/2020
Purchase of Common Stock	50	10/14/2020
Purchase of Common Stock	52	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	57	10/14/2020
Purchase of Common Stock	50	10/14/2020
Purchase of Common Stock	7	10/14/2020
Purchase of Common Stock	700	10/14/2020
Purchase of Common Stock	91	10/14/2020
Purchase of Common Stock	8	10/15/2020
Purchase of Common Stock	40	10/15/2020
Purchase of Common Stock	60	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	892	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	1,000	10/27/2020
Purchase of February 2021 Call Option	100	10/27/2020
Purchase of February 2021 Call Option	100	10/28/2020
Purchase of Common Stock	1,000	10/28/2020
Purchase of February 2021 Call Option	100	10/28/2020
Purchase of Common Stock	332	10/28/2020
Purchase of Common Stock	10	10/28/2020
Purchase of Common Stock	1	10/28/2020
Purchase of Common Stock	14	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	393	10/28/2020
Purchase of Common Stock	50	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	200	10/28/2020
Purchase of Common Stock	195	10/28/2020
Purchase of Common Stock	5	10/28/2020
Purchase of February 2021 Call Option	49	10/28/2020
Purchase of February 2021 Call Option	1	10/28/2020
Purchase of Common Stock	300	10/29/2020
Purchase of Common Stock	1,200	10/29/2020
Purchase of Common Stock	475	10/30/2020
Purchase of Common Stock	100	10/30/2020
Purchase of Common Stock	199	10/30/2020
Purchase of Common Stock	21	10/30/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	30	10/30/2020
Purchase of Common Stock	122	10/30/2020
Purchase of Common Stock	53	10/30/2020
Purchase of Common Stock	83	10/30/2020
Purchase of Common Stock	45	10/30/2020
Purchase of Common Stock	569	10/30/2020
Purchase of Common Stock	100	10/30/2020
Purchase of Common Stock	151	10/30/2020
Purchase of Common Stock	52	10/30/2020
Purchase of Common Stock	1,425	10/30/2020
Purchase of Common Stock	28	10/30/2020
Purchase of Common Stock	34	10/30/2020
Purchase of Common Stock	13	10/30/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(700)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(1,400)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(1,100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(18)	11/09/2020
Sale of Common Stock	(82)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(900)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(20)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(40)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(900)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(600)	11/09/2020
Sale of Common Stock	(40)	11/09/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	1,200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	136	11/09/2020
Purchase of Common Stock	1,300	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	964	11/09/2020
Purchase of Common Stock	2,500	11/09/2020
Purchase of Common Stock	2,500	11/09/2020
Purchase of Common Stock	423	11/09/2020
Purchase of Common Stock	600	11/09/2020
Purchase of Common Stock	1,477	11/09/2020
Purchase of Common Stock	241	11/12/2020
Purchase of Common Stock	1,807	11/12/2020
Purchase of Common Stock	308	11/12/2020
Purchase of Common Stock	144	11/12/2020
Purchase of Common Stock	100	11/12/2020
Purchase of Common Stock	144	11/12/2020
Purchase of Common Stock	2,256	11/12/2020
Purchase of Common Stock	142	11/12/2020
Purchase of Common Stock	3,108	11/12/2020
Purchase of February 2021 Call Option	64	11/12/2020
Purchase of February 2021 Call Option	86	11/12/2020
Sale of February 2021 Put Option	(100)	11/12/2020
Purchase of February 2021 Call Option	1	11/12/2020
Sale of February 2021 Put Option	(150)	11/12/2020
Purchase of Common Stock	1,200	11/13/2020
Purchase of February 2021 Call Option	99	11/13/2020
Purchase of Common Stock	500	11/13/2020
Purchase of Common Stock	800	11/13/2020
Purchase of Common Stock	76	11/13/2020
Purchase of Common Stock	800	11/13/2020
Purchase of Common Stock	421	11/16/2020
Purchase of Common Stock	127	11/16/2020
Purchase of Common Stock	740	11/16/2020
Purchase of Common Stock	629	11/16/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	52	11/16/2020
Purchase of Common Stock	431	11/16/2020
Purchase of Common Stock	522	11/16/2020
Purchase of Common Stock	144	11/16/2020
Purchase of Common Stock	567	11/16/2020
Purchase of Common Stock	600	11/17/2020
Purchase of Common Stock	44	11/17/2020
Purchase of Common Stock	74	11/17/2020
Purchase of Common Stock	16	11/17/2020
Purchase of Common Stock	100	11/17/2020
Purchase of Common Stock	204	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	10	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	491	11/18/2020
Purchase of February 2021 Call Option	125	11/18/2020
Purchase of February 2021 Call Option	125	11/18/2020
Purchase of Common Stock	6	11/18/2020
Purchase of Common Stock	659	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	11	11/18/2020
Purchase of Common Stock	266	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	106	11/18/2020
Purchase of Common Stock	48	11/18/2020
Purchase of February 2021 Call Option	1	11/18/2020
Purchase of Common Stock	66	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	61	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	872	11/18/2020
Purchase of Common Stock	504	11/18/2020
Purchase of Common Stock	600	11/18/2020
Purchase of Common Stock	56	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	58	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	200	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	200	11/18/2020
Purchase of Common Stock	190	11/18/2020
Purchase of Common Stock	50	11/19/2020
Purchase of Common Stock	50	11/19/2020
Purchase of Common Stock	150	11/19/2020
Purchase of Common Stock	100	11/19/2020
Purchase of Common Stock	200	11/19/2020
Purchase of Common Stock	37	11/19/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	8	11/20/2020
Purchase of Common Stock	150	11/20/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	6	11/20/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	147	11/20/2020
Purchase of Common Stock	100	11/20/2020
Purchase of Common Stock	1	11/20/2020
Purchase of Common Stock	97	11/20/2020
Purchase of Common Stock	183	11/20/2020
Purchase of Common Stock	200	11/20/2020
Purchase of Common Stock	172	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	15	11/23/2020
Purchase of Common Stock	32	11/23/2020
Purchase of Common Stock	20	11/23/2020
Purchase of Common Stock	15	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	1,100	11/23/2020
Purchase of Common Stock	300	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	459	11/23/2020
Purchase of Common Stock	65	11/23/2020
Purchase of Common Stock	25	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	28	11/23/2020
Purchase of Common Stock	500	11/23/2020
Purchase of Common Stock	34	11/23/2020
Purchase of Common Stock	80	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	400	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	1,438	11/23/2020
Purchase of February 2021 Call Option	23	11/23/2020
Purchase of February 2021 Call Option	26	11/24/2020
Purchase of Common Stock	319	11/24/2020
Purchase of Common Stock	13	11/24/2020
Purchase of Common Stock	775	11/24/2020
Purchase of February 2021 Call Option	1	11/24/2020
Purchase of Common Stock	400	11/25/2020
Purchase of Common Stock	45	11/25/2020
Purchase of February 2021 Call Option	99	11/25/2020
Purchase of Common Stock	1,103	11/30/2020
Purchase of Common Stock	1,103	11/30/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	11/30/2020
Purchase of Common Stock	944	11/30/2020
Purchase of Common Stock	1,078	11/30/2020
Purchase of Common Stock	100	11/30/2020
Sale of Common Stock	(81)	12/01/2020
Sale of Common Stock	(200)	12/01/2020
Sale of Common Stock	(2)	12/01/2020
Sale of Common Stock	(35)	12/01/2020
Purchase of Common Stock	318	12/01/2020
Purchase of Common Stock	1,044	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	428	12/02/2020
Purchase of Common Stock	400	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	929	12/02/2020
Purchase of Common Stock	1,088	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	507	12/02/2020
Purchase of Common Stock	586	12/04/2020
Purchase of Common Stock	688	12/08/2020
Purchase of Common Stock	824	12/08/2020
Purchase of Common Stock	21	12/08/2020
Purchase of Common Stock	100	12/08/2020
Purchase of Common Stock	88	12/08/2020
Purchase of Common Stock	10	12/09/2020
Purchase of Common Stock	569	12/09/2020
Purchase of Common Stock	105	12/09/2020
Purchase of Common Stock	395	12/09/2020
Purchase of Common Stock	500	12/09/2020
Purchase of Common Stock	9	12/09/2020
Purchase of Common Stock	6	12/09/2020
Purchase of Common Stock	735	12/09/2020
Purchase of Common Stock	750	12/09/2020
Purchase of Common Stock	6	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	644	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	400	12/09/2020
Purchase of Common Stock	30	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	120	12/09/2020
Purchase of Common Stock	1,000	12/11/2020
Sale of Common Stock	(4,337)	12/14/2020
Sale of Common Stock	(7)	12/14/2020
Sale of Common Stock	(24)	12/14/2020
Sale of Common Stock	(132)	12/14/2020
Sale of Common Stock	(500)	12/14/2020
Sale of Common Stock	(59)	12/14/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(32)	12/14/2020
Sale of Common Stock	(13)	12/14/2020
Sale of Common Stock	(1,478)	12/14/2020
Sale of Common Stock	(1,459)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(1,900)	12/14/2020
Sale of Common Stock	(2,998)	12/14/2020
Sale of Common Stock	(2)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(994)	12/14/2020
Sale of Common Stock	(4,006)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,900)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(897)	12/14/2020
Sale of Common Stock	(1,421)	12/14/2020
Sale of Common Stock	(3,339)	12/14/2020
Sale of Common Stock	(240)	12/14/2020
Purchase of Common Stock	700	12/21/2020
Purchase of Common Stock	1	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	900	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,000	12/21/2020
Purchase of Common Stock	25	12/21/2020
Purchase of Common Stock	1,800	12/21/2020
Purchase of Common Stock	1,400	12/21/2020
Purchase of Common Stock	500	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	99	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,600	12/21/2020
Purchase of Common Stock	300	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,464	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	88	12/21/2020
Purchase of Common Stock	800	12/21/2020
Purchase of Common Stock	12	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	500	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	500	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,300	12/21/2020
Purchase of Common Stock	2,000	12/21/2020
Purchase of Common Stock	99	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	600	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	12	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	55	12/21/2020
Purchase of Common Stock	45	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Sale of February 2021 Call Option	(14)	01/15/2021
Sale of February 2021 Call Option	(86)	01/15/2021
Sale of February 2021 Call Option	(2)	01/15/2021
Sale of February 2021 Call Option	(5)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(5)	01/15/2021
Sale of February 2021 Call Option	(10)	01/15/2021
Sale of February 2021 Call Option	(5)	01/15/2021
Sale of February 2021 Call Option	(2)	01/15/2021

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(16)	01/15/2021
Sale of February 2021 Call Option	(7)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(32)	01/15/2021
Sale of February 2021 Call Option	(7)	01/15/2021
Sale of February 2021 Call Option	(10)	01/15/2021
Sale of February 2021 Call Option	(88)	01/15/2021
Sale of February 2021 Call Option	(2)	01/15/2021
Sale of February 2021 Call Option	(9)	01/15/2021
Sale of February 2021 Call Option	(3)	01/15/2021
Sale of February 2021 Call Option	(7)	01/15/2021
Sale of February 2021 Call Option	(25)	01/15/2021
Sale of February 2021 Call Option	(56)	01/15/2021
Sale of February 2021 Call Option	(17)	01/20/2021
Sale of February 2021 Call Option	(83)	01/20/2021
Sale of February 2021 Call Option	(250)	02/11/2021
Sale of February 2021 Call Option	(500)	02/11/2021
Purchase of Common Stock	25,000	02/11/2021
Purchase of Common Stock	50,000	02/11/2021
Purchase of Common Stock	15,000	02/18/2021
Purchase of February 2021 Put Option	250	02/19/2021
Purchase of Common Stock	7,500	03/19/2021
Purchase of Common Stock	5,000	03/22/2021
Purchase of Common Stock	2,500	03/25/2021
Purchase of May 2021 Call Option	1,345	04/12/2021
Sale of May 2021 Call Option	(68)	05/05/2021
Sale of May 2021 Call Option	(34)	05/06/2021

JASON AINTABI

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of February 2021 Call Option	10	(1)	11/18/2020
Purchase of February 2021 Call Option	100	(1)	11/18/2020
Purchase of February 2021 Call Option	3	(1)	11/18/2020
Purchase of February 2021 Call Option	87	(1)	11/18/2020
Purchase of February 2021 Call Option	7	(1)	11/20/2020
Purchase of February 2021 Call Option	50	(1)	11/20/2020
Purchase of February 2021 Call Option	30	(1)	11/20/2020
Purchase of February 2021 Call Option	63	(1)	11/23/2020
Purchase of Common Stock	50,953		11/24/2020
Purchase of Common Stock	254,484		11/25/2020
Purchase of Common Stock	28,276		11/25/2020
Purchase of Common Stock	31,418		11/25/2020
Purchase of February 2021 Call Option	200	(1)	11/25/2020
Purchase of February 2021 Call Option	150	(1)	11/25/2020
Purchase of Common Stock	3,959		11/27/2020
Purchase of Common Stock	3,564		11/27/2020
Purchase of Common Stock	32,071		11/27/2020
Purchase of Common Stock	603,955		11/30/2020
Purchase of Common Stock	67,106		11/30/2020
Purchase of Common Stock	74,563		11/30/2020
Purchase of Common Stock	10,626		12/01/2020
Purchase of Common Stock	15,699		12/01/2020
Purchase of Common Stock	141,287		12/01/2020
Purchase of Common Stock	17,443		12/01/2020
Purchase of Common Stock	86,071		12/01/2020
Purchase of Common Stock	9,564		12/01/2020
Purchase of Common Stock	4,428		12/01/2020
Purchase of Common Stock	232,675		12/02/2020
Purchase of Common Stock	28,725		12/02/2020
Purchase of Common Stock	25,853		12/02/2020
Purchase of Common Stock	11,310		12/02/2020
Purchase of Common Stock	86,839		12/03/2020
Purchase of Common Stock	10,721		12/03/2020
Purchase of Common Stock	9,649		12/03/2020
Purchase of Common Stock	4,288		12/03/2020
Purchase of Common Stock	46,584		12/04/2020
Purchase of Common Stock	5,751		12/04/2020
Purchase of Common Stock	5,176		12/04/2020
Purchase of Common Stock	2,300		12/04/2020
Purchase of Common Stock	28,817		12/07/2020
Purchase of Common Stock	3,558		12/07/2020
Purchase of Common Stock	3,202		12/07/2020
Purchase of Common Stock	1,423		12/07/2020
Purchase of Common Stock	87,937		12/08/2020
Purchase of Common Stock	10,856		12/08/2020
Purchase of Common Stock	9,771		12/08/2020
Purchase of Common Stock	4,343		12/08/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	400	12/09/2020
Purchase of Common Stock	1,000	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	1,500	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	1	12/09/2020
Purchase of Common Stock	2,399	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	200	12/09/2020
Purchase of Common Stock	22	12/09/2020
Purchase of Common Stock	83	12/09/2020
Purchase of Common Stock	68	12/09/2020
Purchase of Common Stock	8	12/09/2020
Purchase of Common Stock	600	12/09/2020
Purchase of Common Stock	1,319	12/09/2020
Purchase of Common Stock	1,300	12/09/2020
Purchase of Common Stock	200	12/09/2020
Purchase of Common Stock	700	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	4,032	12/10/2020
Purchase of Common Stock	498	12/10/2020
Purchase of Common Stock	448	12/10/2020
Purchase of Common Stock	199	12/10/2020
Purchase of Common Stock	139,233	12/11/2020
Purchase of Common Stock	17,189	12/11/2020
Purchase of Common Stock	15,470	12/11/2020
Purchase of Common Stock	6,876	12/11/2020
Purchase of Common Stock	801	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	69	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	300	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	1,000	12/11/2020
Purchase of Common Stock	99	12/11/2020
Purchase of Common Stock	63	12/11/2020
Purchase of Common Stock	577	12/11/2020
Purchase of Common Stock	6	12/11/2020
Purchase of Common Stock	40	12/11/2020
Purchase of Common Stock	1,445	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	400	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	200	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	800	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	2,700	12/11/2020
Purchase of Common Stock	100	12/11/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(35)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(400)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,300)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(35)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,400)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(66)	12/14/2020
Sale of Common Stock	(100)	12/14/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(34)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(68)	12/14/2020
Sale of Common Stock	(1,100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(300)	12/14/2020
Sale of Common Stock	(20)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(300)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(99)	12/14/2020
Sale of Common Stock	(102)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,700)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(4)	12/14/2020
Sale of Common Stock	(96)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(700)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(375)	12/14/2020
Sale of Common Stock	(71)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(29)	12/14/2020

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of February 2021 Call Option	(150	)(1)	12/14/2020
Purchase of Common Stock	214,183		12/15/2020
Purchase of Common Stock	26,442		12/15/2020
Purchase of Common Stock	23,798		12/15/2020
Purchase of Common Stock	10,577		12/15/2020
Sale of February 2021 Put Option	(250)		12/15/2020
Sale of February 2021 Put Option	(5)		12/15/2020
Sale of February 2021 Put Option	(31)		12/15/2020
Sale of February 2021 Put Option	(133)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(11)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(8)		12/15/2020
Sale of February 2021 Put Option	(12)		12/15/2020
Sale of February 2021 Put Option	(7)		12/15/2020
Sale of February 2021 Put Option	(10)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(24)		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	12		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	241		12/15/2020
Purchase of Common Stock	12,278		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	81		12/15/2020
Purchase of Common Stock	700		12/15/2020
Purchase of Common Stock	26		12/15/2020
Purchase of Common Stock	62		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	9,200		12/15/2020
Purchase of Common Stock	400		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Purchase of Common Stock	100	12/15/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(700)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(50)	12/16/2020
Sale of Common Stock	(3,300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(126)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2)	12/16/2020
Sale of Common Stock	(700)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(1,100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(1,300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(500)	12/16/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(800)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(600)	12/16/2020
Sale of Common Stock	(169)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(31)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(31)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2,000)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2,000)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(700)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(75)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(300)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(16)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(200)	12/16/2020
Sale of Common Stock	(100)	12/16/2020
Sale of Common Stock	(2,000)	12/16/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	252,346	12/18/2020
Purchase of Common Stock	31,154	12/18/2020
Purchase of Common Stock	28,039	12/18/2020
Purchase of Common Stock	12,461	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of February 2021 Call Option	5	12/18/2020
Purchase of February 2021 Call Option	1	12/18/2020
Purchase of February 2021 Call Option	10	12/18/2020
Purchase of February 2021 Call Option	9	12/18/2020
Purchase of February 2021 Call Option	1	12/18/2020
Purchase of February 2021 Call Option	8	12/18/2020
Purchase of February 2021 Call Option	10	12/18/2020
Purchase of February 2021 Call Option	39	12/18/2020
Purchase of February 2021 Call Option	26	12/18/2020
Purchase of February 2021 Call Option	8	12/18/2020
Purchase of February 2021 Call Option	30	12/18/2020
Purchase of February 2021 Call Option	353	12/18/2020
Purchase of Common Stock	47	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	126	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	27	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	2,200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	9	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	800	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	2,300	12/18/2020
Purchase of Common Stock	3,700	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,000	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	3,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	28	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	97	12/18/2020
Purchase of Common Stock	103	12/18/2020
Purchase of Common Stock	18	12/18/2020
Purchase of Common Stock	80	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	2	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	33	12/18/2020
Purchase of Common Stock	120	12/18/2020
Purchase of Common Stock	70	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	182	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	67	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	95	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	190	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	35	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	63	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	83	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	65	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	13	12/18/2020
Purchase of Common Stock	10	12/18/2020
Purchase of Common Stock	37	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	37	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	183	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	17	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	60	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	82	12/18/2020
Purchase of Common Stock	18	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	68	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	176	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	24	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	16	12/18/2020
Purchase of Common Stock	41	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	43	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	336	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,500	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	20	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	30	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	42	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of February 2021 Call Option	122	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	180	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	74	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	800	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	900	12/18/2020
Purchase of Common Stock	626	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	192	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	108	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,900	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	82	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	18	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	38	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	800	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	135	12/18/2020
Purchase of February 2021 Call Option	4	12/18/2020
Purchase of February 2021 Call Option	1	12/18/2020
Purchase of February 2021 Call Option	6	12/18/2020
Purchase of February 2021 Call Option	3	12/18/2020
Purchase of February 2021 Call Option	51	12/18/2020
Purchase of February 2021 Call Option	6	12/18/2020
Purchase of Common Stock	82	12/18/2020
Purchase of Common Stock	109	12/18/2020
Purchase of Common Stock	95	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	35	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	2,000	12/18/2020
Purchase of Common Stock	61	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	39	12/18/2020
Purchase of Common Stock	102	12/18/2020
Purchase of Common Stock	97	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	199	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,900	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	61	12/18/2020
Purchase of Common Stock	137	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	48	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	200	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	10	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	107	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	61	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	882	12/18/2020
Purchase of Common Stock	899	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	7,573	12/18/2020
Purchase of Common Stock	1,824	12/18/2020
Purchase of Common Stock	250	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	2,424	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	1,400	12/18/2020
Purchase of Common Stock	1,500	12/18/2020
Purchase of Common Stock	2,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,824	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	3,225	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	75	12/18/2020
Purchase of Common Stock	75	12/18/2020
Purchase of Common Stock	792	12/18/2020
Purchase of Common Stock	335	12/18/2020
Purchase of Common Stock	1,300	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	10,708	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	139	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	145	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	45	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	140	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	155	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	600	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	152	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,200	12/18/2020
Purchase of Common Stock	50	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	1,823	12/18/2020
Purchase of Common Stock	527	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	198	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	700	12/18/2020
Purchase of Common Stock	1,900	12/18/2020
Purchase of Common Stock	3,339	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	4,900	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	231	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	388	12/18/2020
Purchase of Common Stock	407	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	147	12/18/2020
Purchase of Common Stock	131	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	269	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	269	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	222	12/18/2020
Purchase of Common Stock	83	12/18/2020
Purchase of Common Stock	7	12/18/2020
Purchase of Common Stock	93	12/18/2020
Purchase of Common Stock	1	12/18/2020
Purchase of Common Stock	5,393	12/18/2020
Purchase of Common Stock	699	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	29	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	80	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	1,000	12/18/2020
Purchase of Common Stock	200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	500	12/18/2020
Purchase of Common Stock	5	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,822	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	400	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	65	12/18/2020
Purchase of Common Stock	103	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	9	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	8	12/18/2020
Purchase of Common Stock	32	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	10	12/18/2020
Purchase of Common Stock	132	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	159	12/18/2020
Purchase of Common Stock	163	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	16	12/18/2020
Purchase of Common Stock	20	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	300	12/18/2020
Purchase of Common Stock	163	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,200	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	100	12/18/2020
Purchase of Common Stock	1,058	12/18/2020
Purchase of Common Stock	66	12/18/2020
Purchase of Common Stock	2,098	12/18/2020

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	1,000		12/18/2020
Purchase of February 2021 Call Option	39		12/18/2020
Purchase of February 2021 Call Option	1		12/18/2020
Purchase of February 2021 Call Option	27		12/18/2020
Purchase of February 2021 Call Option	9		12/18/2020
Purchase of February 2021 Call Option	1		12/18/2020
Purchase of February 2021 Call Option	8		12/18/2020
Purchase of February 2021 Call Option	1		12/18/2020
Purchase of February 2021 Call Option	30		12/18/2020
Purchase of February 2021 Call Option	30		12/18/2020
Purchase of February 2021 Call Option	9		12/18/2020
Purchase of February 2021 Call Option	65		12/18/2020
Purchase of February 2021 Call Option	87		12/18/2020
Sale of February 2021 Put Option	(250	)(1)	12/21/2020
Purchase of Common Stock	63,087		12/21/2020
Purchase of Common Stock	7,788		12/21/2020
Purchase of Common Stock	7,010		12/21/2020
Purchase of Common Stock	3,115		12/21/2020
Purchase of Common Stock	24,000		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	13,100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	16		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	84		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	300		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	100		12/21/2020
Purchase of Common Stock	800		12/21/2020
Purchase of Common Stock	100		12/21/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	50	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	1,247	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	111	12/21/2020
Purchase of Common Stock	37	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	6	12/21/2020
Purchase of Common Stock	1,270	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	14	12/21/2020
Purchase of Common Stock	42	12/21/2020
Purchase of Common Stock	166	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	263	12/21/2020
Purchase of Common Stock	36	12/21/2020
Purchase of Common Stock	2,800	12/21/2020
Purchase of Common Stock	190	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	200	12/21/2020
Purchase of Common Stock	100	12/21/2020
Purchase of Common Stock	18	12/21/2020
Purchase of Common Stock	50	12/21/2020
Purchase of Common Stock	10,027	12/22/2020
Purchase of Common Stock	1,238	12/22/2020
Purchase of Common Stock	1,114	12/22/2020
Purchase of Common Stock	495	12/22/2020
Purchase of Common Stock	22,718	12/23/2020
Purchase of Common Stock	2,805	12/23/2020
Purchase of Common Stock	2,524	12/23/2020
Purchase of Common Stock	1,122	12/23/2020
Purchase of Common Stock	116,827	01/04/2021
Purchase of Common Stock	14,423	01/04/2021
Purchase of Common Stock	12,981	01/04/2021
Purchase of Common Stock	5,769	01/04/2021
Purchase of Common Stock	18,537	01/06/2021
Purchase of Common Stock	2,289	01/06/2021
Purchase of Common Stock	2,060	01/06/2021
Purchase of Common Stock	915	01/06/2021
Purchase of Common Stock	27,260	01/07/2021

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	3,365		01/07/2021
Purchase of Common Stock	3,029		01/07/2021
Purchase of Common Stock	1,346		01/07/2021
Sale of February 2021 Call Option	(100)		01/15/2021
Sale of February 2021 Call Option	(50)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(46)		01/15/2021
Sale of February 2021 Call Option	(8)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(3)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(8)		01/15/2021
Sale of February 2021 Call Option	(2)		01/15/2021
Sale of February 2021 Call Option	(1)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(10)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(3)		01/15/2021
Sale of February 2021 Call Option	(4)		01/15/2021
Sale of February 2021 Call Option	(25)		01/15/2021
Sale of February 2021 Call Option	(5)		01/15/2021
Sale of February 2021 Call Option	(8)		01/15/2021
Sale of February 2021 Call Option	(100	)(1)	01/20/2021
Sale of February 2021 Call Option	(26	)(1)	01/20/2021
Sale of February 2021 Call Option	(74	)(1)	01/20/2021
Sale of February 2021 Call Option	(100	)(1)	01/20/2021
Sale of February 2021 Call Option	(100)		01/20/2021
Sale of February 2021 Call Option	(100)		01/20/2021
Sale of February 2021 Call Option	(100)		01/20/2021
Sale of February 2021 Call Option	(50)		01/20/2021
Sale of February 2021 Call Option	(100)		02/04/2021
Sale of February 2021 Call Option	(56)		02/05/2021
Sale of February 2021 Call Option	(194)		02/05/2021
Sale of February 2021 Call Option	(100	)(1)	02/11/2021
Purchase of Common Stock	10,000	(1)	02/11/2021
Sale of February 2021 Call Option	(5	)(1)	02/11/2021
Purchase of Common Stock	500	(1)	02/11/2021
Purchase of Common Stock	25,000		02/18/2021
Purchase of Common Stock	14,500	(1)	02/18/2021
Sale of February 2021 Call Option	(145	)(1)	02/18/2021
Purchase of February 2021 Put Option	500		02/19/2021
Purchase of Common Stock	57,776		02/19/2021
Purchase of Common Stock	7,133		02/19/2021
Purchase of Common Stock	6,420		02/19/2021
Purchase of Common Stock	2,852		02/19/2021
Purchase of February 2021 Put Option	250	(1)	02/22/2021
Purchase of Common Stock	5,664		02/22/2021
Purchase of Common Stock	699		02/22/2021

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	628		02/22/2021
Purchase of Common Stock	281		02/22/2021
Purchase of Common Stock	15,577		02/23/2021
Purchase of Common Stock	1,923		02/23/2021
Purchase of Common Stock	1,731		02/23/2021
Purchase of Common Stock	769		02/23/2021
Purchase of Common Stock	7,788		02/25/2021
Purchase of Common Stock	962		02/25/2021
Purchase of Common Stock	865		02/25/2021
Purchase of Common Stock	385		02/25/2021
Purchase of Common Stock	15,577		02/26/2021
Purchase of Common Stock	1,923		02/26/2021
Purchase of Common Stock	1,731		02/26/2021
Purchase of Common Stock	769		02/26/2021
Purchase of Common Stock	7,788		03/02/2021
Purchase of Common Stock	962		03/02/2021
Purchase of Common Stock	865		03/02/2021
Purchase of Common Stock	385		03/02/2021
Sale of Common Stock	(10,000	)(1)	03/08/2021
Purchase of Common Stock	270		03/19/2021
Purchase of Common Stock	23		03/19/2021
Purchase of Common Stock	54		03/19/2021
Purchase of Common Stock	4,100		03/19/2021
Purchase of Common Stock	3,053		03/19/2021
Purchase of Common Stock	38,944		03/22/2021
Purchase of Common Stock	4,807		03/22/2021
Purchase of Common Stock	4,326		03/22/2021
Purchase of Common Stock	1,923		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	1,800		03/22/2021
Purchase of Common Stock	800		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	400		03/22/2021
Purchase of Common Stock	200		03/22/2021
Purchase of Common Stock	500		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	400		03/22/2021
Purchase of Common Stock	200		03/22/2021
Purchase of Common Stock	100		03/22/2021
Purchase of Common Stock	6,840		03/23/2021
Purchase of Common Stock	844		03/23/2021
Purchase of Common Stock	759		03/23/2021
Purchase of Common Stock	337		03/23/2021
Purchase of Common Stock	2,370		03/25/2021
Purchase of Common Stock	925		03/26/2021
Purchase of Common Stock	1,130		03/31/2021

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	139	03/31/2021
Purchase of Common Stock	126	03/31/2021
Purchase of Common Stock	30	04/01/2021
Sale of Common Stock	(378,202)	05/05/2021
Sale of Common Stock	(46,692)	05/05/2021
Sale of Common Stock	(42,023)	05/05/2021
Sale of Common Stock	(18,675)	05/05/2021
Sale of Common Stock	(59,870)	05/05/2021
Purchase of Common Stock	36,378	05/10/2021
Purchase of Common Stock	4,491	05/10/2021
Purchase of Common Stock	4,042	05/10/2021
Purchase of Common Stock	1,796	05/10/2021
Purchase of Common Stock	3,000 (1)	05/10/2021
Purchase of June 2021 Call Option	500	05/10/2021
Purchase of Common Stock	124,616	05/11/2021
Purchase of Common Stock	15,385	05/11/2021
Purchase of Common Stock	13,846	05/11/2021
Purchase of Common Stock	6,153	05/11/2021
Purchase of Common Stock	280,000	05/12/2021
Purchase of May 2021 Call Option	20 (1)	05/12/2021
Sale of May 2021 Call Option	(18)	05/12/2021
Purchase of June 2021 Call Option	250	05/12/2021

____________

(1)      Transactions of securities made by Mr. Aintabi for his personal account.

All other transactions consist of securities held indirectly by Mr. Aintabi though BW Coinvest Management I LLC.

TODD S. SCHUSTER

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	200	(2)	09/25/2020
Purchase of Common Stock	1,706	(2)	09/25/2020
Purchase of Common Stock	2,000	(2)	09/25/2020
Purchase of Common Stock	1,000		09/30/2020
Purchase of Common Stock	500		10/05/2020
Purchase of Common Stock	3,000	(2)	11/02/2020
Purchase of Common Stock	2,000	(2)	11/02/2020
Purchase of Common Stock	2,000	(3)	11/06/2020
Purchase of Common Stock	2,000		11/16/2020
Purchase of Common Stock	2,000		11/16/2020
Purchase of Common Stock	3,000		11/16/2020
Purchase of Common Stock	3,000		11/16/2020
Purchase of Common Stock	2,000		11/16/2020
Purchase of Common Stock	2,000		11/17/2020
Purchase of Common Stock	2,000		11/18/2020
Purchase of Common Stock	1,000		11/18/2020
Purchase of Common Stock	2,000		11/18/2020
Purchase of Common Stock	1,000		11/20/2020
Purchase of Common Stock	1,000		11/23/2020
Purchase of Common Stock	1,500		11/23/2020
Purchase of Common Stock	1,000		11/23/2020
Purchase of Common Stock	1,000	(2)	11/24/2020
Purchase of Common Stock	1,000	(2)	11/24/2020
Purchase of Common Stock	1,000	(2)	11/24/2020
Purchase of Common Stock	1,000		11/25/2020
Purchase of Common Stock	1,500		11/25/2020
Purchase of Common Stock	1,000	(2)	11/25/2020
Purchase of Common Stock	1,500		11/27/2020
Purchase of Common Stock	10		11/27/2020
Purchase of Common Stock	1,000		11/27/2020
Purchase of Common Stock	2,000		11/30/2020
Purchase of Common Stock	1,500		11/30/2020
Purchase of Common Stock	1,500		11/30/2020
Purchase of Common Stock	2,000		11/30/2020
Purchase of Common Stock	1,000		11/30/2020
Purchase of Common Stock	1,500		12/01/2020
Purchase of Common Stock	2,000		12/01/2020
Purchase of Common Stock	2,000		12/01/2020
Purchase of Common Stock	3,000		12/01/2020
Purchase of Common Stock	1,500		12/02/2020
Purchase of Common Stock	1,000		12/02/2020
Purchase of Common Stock	2,500		12/03/2020
Purchase of Common Stock	2,000		12/03/2020
Purchase of Common Stock	2,000		12/03/2020
Purchase of Common Stock	3,000		12/04/2020
Purchase of Common Stock	2,000		12/04/2020
Purchase of Common Stock	3,000		12/04/2020

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	2,000	(2)	12/04/2020
Purchase of Common Stock	1,832		12/07/2020
Purchase of Common Stock	1,500		12/08/2020
Purchase of Common Stock	1,500		12/09/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	2,000		12/18/2020
Purchase of Common Stock	2,000		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	2,000		01/04/2021
Purchase of Common Stock	3,000		02/18/2021
Purchase of Common Stock	2,000	(2)	02/18/2021
Purchase of Common Stock	3,000		02/19/2021
Purchase of Common Stock	5,000		02/23/2021
Sale of Common Stock	35,000		05/05/2021

____________

(2)      Purchases of Common Stock held in an IRA account for the benefit of Mr. Schuster.

(3)      Purchases of Common Stock held in an IRA account for the benefit of Mr. Schuster’s wife and which Mr. Schuster may be deemed to beneficially own.

All other shares of Common Stock were purchased by SBHWD LLC, a Massachusetts limited liability company, which Mr. Schuster, as Managing Member of SBHWD LLC, may be deemed to beneficially own.

ALLISON NAGELBERG

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,587.3015	08/15/2019
Sale of Common Stock	(10,000)	06/16/2020

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Schedule I was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

SCHEDULE II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is reprinted from the Company’s Annual Report on Form 10-K, filed with the SEC on November 23, 2020.

The following table lists information with respect to the beneficial ownership of the Company’s Common Stock and preferred stock as of September 30, 2020 by:

•        each person known by the Company to beneficially own more than five percent of the outstanding Common Stock;

•        the Company’s directors;

•        the Company’s executive officers; and

•        the Company’s executive officers and directors as a group.

Unless otherwise indicated, the address of the person or persons named below is c/o Monmouth Real Estate Investment Corporation, Bell Works, 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey 07733, In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by that person under options exercisable within sixty (60) days of September 30, 2020 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding Common Stock for that person and are not deemed outstanding for that purpose for all other shareholders.

	Common Stock		Series C Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding(2)	Amount and Nature of Beneficial Ownership(1)	Percentage of Preferred Stock Outstanding(3)
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355(4)	9,492,637	9.68%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022(5)	9,090,478	9.27%
Wasatch Financial Advisors 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108(6)	9,558,941	9.75%
Kiernan Conway	826	*
Daniel D. Cronheim(7)	181,333	*	2,550	*
Catherine B. Elflein(8)	17,272	*
Brian H. Haimm(9)	16,489	*
Neal Herstik(10)	24,504	*	2,800	*
Matthew I. Hirsch(11)	79,905	*
Eugene W. Landy(12)	2,112,842	2.15%
Michael P. Landy(13)	797,740	*
Samuel A. Landy(14)	345,395	*
Kevin S. Miller(15)	150,906	*
Richard P. Molke(16)	34,948	*	10,000	*
Allison Nagelberg(17)	65,898	*
Gregory T. Otto	5,169	*
Sonal Pande	85	*
Michael D. Prashad(18)	47,263	*
Scott L. Robinson(19)	9,983	*
Directors and Executive Officers as a group(20)	3,889,595	3.97%	15,720	*

____________

*        Less than 1%.

____________
II-1

(1)      Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock listed.

(2)      Based on the number of shares of Common Stock outstanding on September 30, 2020, which was 98,054,088.

(3)      Based on the number of shares of preferred stock outstanding on September 30, 2020, which was 18,879,762.

(4)      Based on Schedule 13F filed with the SEC on November 16, 2020, The Vanguard Group, Inc. owns 9,492,637 shares of Common Stock of September 30, 2020.

(5)      Based on Schedule 13F filed with the SEC on November 6, 2020, BlackRock, Inc. owns 9,090,478 shares of Common Stock as of September 30, 2020.

(6)      Based on Schedule 13F filed with the SEC on November 10, 2020, Wasatch Advisors owns 9,558,941 shares of Common Stock as of September 30, 2020.

(7)      Includes (a) 471 shares of unvested restricted stock; (b) 85,344 shares of Common Stock held in a trust for Mr. Cronheim’s two minor family members, to which he has sole dispositive and voting power; and (c) 79,499 shares of Common Stock pledged in a margin account.

(8)      Includes 471 shares of unvested restricted stock.

(9)      Includes 471 shares of unvested restricted stock.

(10)    Includes (a) 471 shares of unvested restricted stock and (b) 1,600 shares of Common Stock owned by Mr. Herstik’s wife. As of September 30, 2020, Mr. Herstik also owned 2,400 of the Company’s 6.125% Series C Preferred Stock and 400 shares of the Company’s 6.125% Series C Preferred Stock are owned by the Gross, Truss & Herstik Profit Sharing Plan, over which Mr. Herstik has shared voting power and shared dispositive power.

(11)    Includes (a) 471 shares of unvested restricted stock; and (b) 3,404 shares of Common Stock owned by Mr. Hirsch’s wife.

(12)    Includes (a) 10,413 shares of unvested restricted stock; (b) 97,914 shares of Common Stock owned by Mr. Eugene Landy’s wife; (c) 201,427 shares of Common Stock held in the Landy & Landy Employees’ Profit Sharing Plan of which Mr. Landy is a trustee and has shared voting and dispositive power; (d) 168,294 shares of Common Stock held in the Landy & Landy Employees’ Pension Plan over which Mr. Landy has shared voting and dispositive power; (e) 13,048 shares of Common Stock held in Landy Investments Ltd., over which Mr. Landy has shared voting and dispositive power; (f) 194,405 shares of Common Stock held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust, over which Mr. Landy has shared voting and dispositive power; (g) 43,748 shares of Common Stock held by Juniper Plaza Associates, over which Mr. Landy has shared voting and dispositive power; (h) 32,866 shares of Common Stock held by Windsor Industrial Park Associates, over which Mr. Landy has shared voting and dispositive power; (i) 499,451 shares of Common Stock pledged in a margin account; and (j) 409,017 shares of Common Stock pledged as security for loans. Includes 455,000 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 2020. Excludes 65,000 shares of Common Stock issuable upon the exercise of a stock option not exercisable within 60 days of September 30, 2020.

(13)    Includes (a) 31,353 shares of unvested restricted stock; (b) 42,126 shares of Common Stock owned by Mr. Michael Landy’s wife; (c) 187,994 shares of Common Stock held in custodial accounts for Mr. Landy’s children under the New Jersey Uniform Transfer to Minors Act; (d) 53,000 shares of Common Stock held by EWL Grandchildren Fund, LLC, over which Mr. Landy has shared voting power and shared dispositive power; (e) 32,232 shares of Common Stock held in the UMH 401(k) Plan for Mr. Landy’s benefit; (f) 160,475 shares of Common Stock pledged in a margin account; and (g) 65,000 shares of Common Stock issuable upon the exercise of a stock option exercisable within 60 days of September 30, 2020.

(14)    Includes (a) 471 shares of unvested restricted stock; (b) 25,340 shares of Common Stock owned by Mr. Samuel Landy’s wife; (c) 22,379 shares of Common Stock held by the Samuel Landy Family Limited Partnership, over which Mr. Landy has shared voting power and shared dispositive power; (d) 53,000 shares of Common Stock held in EWL Grandchildren Fund, LLC, over which Mr. Landy has shared voting power and shared dispositive power; (e) 18,385 shares of Common Stock pledged in a margin account; (f) 181,454 shares of Common Stock pledged as security for a loan; and (g) 62,740 shares of Common Stock held in the UMH 401(k) Plan for Mr. Landy’s benefit. As a co-trustee of the UMH 401(k) Plan, Mr. Landy has shared voting power, but no dispositive power, over the 193,313 shares of Common Stock held in the UMH 401(k) Plan. He, however, disclaims beneficial ownership of all of the shares of Common Stock held by the UMH 401(k) Plan, except for the 62,740 shares of Common Stock held by the UMH 401(k) Plan for his benefit.

(15)    Includes (a) 471 shares of unvested restricted stock; and (b) 2,379 shares of Common Stock held in the UMH 401(k) Plan for Mr. Miller’s benefit; and (c) 95,000 shares of Common Stock issuable upon the exercise of a stock option that is exercisable within 60 days of September 30, 2020.

(16)    Includes (a) 4,424 shares of Common Stock held in the UMH 401(k) Plan for Mr. Molke’s benefit and (b) 30,000 shares of Common Stock issuable upon the exercise of a stock option that is exercisable within 60 days of September 30, 2020.

(17)    Includes (a) 3,998 shares of Common Stock owned by Ms. Nagelberg’s husband; (c) 1,245 shares of Common Stock held in custodial accounts for Ms. Nagelberg’s children under the New Jersey Uniform Transfer to Minors Act with respect to which she has sole dispositive and voting power.

(18)    Includes (a) 1,778 shares of Common Stock held in the UMH 401(k) Plan for Mr. Prashad’s benefit and (b) shares of 45,000 Common Stock issuable upon the exercise of a stock option that is exercisable within 60 days of September 30, 2020.

(19)    Includes 471 shares of unvested restricted stock.

(20)    Includes beneficial ownership by all of the Company’s current directors and executive officers. Excludes beneficial ownership by Allison Nagelberg, who was a Named Executive Officer for a portion of fiscal 2020 before she retired effective December 31, 2019.

II-2

Monmouth Real Estate Investment Corporation

THIS PROXY SOLICITATION IS BEING SOLICITED ON BEHALF OF BLACKWELLS CAPITAL LLC AND THE OTHER PARTICPANTS OF THE SOLICITATION

2021 Annual Meeting of Stockholders

GREEN PROXY CARD

The undersigned hereby appoints Jason Aintabi and Michael Verrechia, or either of them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution and re-substitution, and hereby authorizes them to represent and to vote all of the shares of common stock of Monmouth Real Estate Investment Corporation (the "Company"), as that the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders scheduled to be held on such date, and at such time and place, to be determined by the Company, including any adjournments or postponements thereof (the "Annual Meeting").

If this proxy is properly executed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted "FOR ALL" of the nominees listed in Proposal 1, "FOR" Proposal 2, "AGAINST" Proposal 3, "FOR" Proposal 4, "FOR" Proposal 5, "FOR" Proposal 6, "FOR" Proposal 7, "FOR" Proposal 8, "FOR" Proposal 9 and at the discretion of the proxy holders with respect to such other matters as may properly come before the Annual Meeting to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters. No assurance can be given that the Company's nominees will serve if elected with any of Blackwells' nominees.

SEE REVERSE SIDE

upon pursuant to this proxy are conditioned on the approval of other matters. No assurance can be given that the Company’s nominees will serve if elected with any of Blackwells’ nominees. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the www.proxyvoting.com/Blackwells The Notice and Proxy Statement and Annual Report are available at www.proxyvoting.com/Blackwells

Blackwells recommends you vote “FOR” the following: Blackwells’ proposal to elect its four director nominees, each to serve as a Class III director for a term of three years on the Board of Directors (the “Board”) or until his or her respective successor is duly elected and qualified. Nominees Craig M. Hatkoff 02. Jennifer M. Hill 03. Allison Nagelberg 04. Todd S. Schuster FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line below: Blackwells does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Bylaws, as amended and restated (the “Bylaws”), and applicable law. In addition, Blackwells has reserved the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). Blackwells recommends you vote “FOR” proposal 2 2. Company’s Proposal: To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021; Blackwells recommends you vote “AGAINST” proposal 3 3. Company’s Proposal: To vote, on an advisory basis, on the approval of the compensation of the Company’s executive officers for the fiscal year ended September 30, 2020, as we anticipate will be described in the Company’s proxy statement; Blackwells recommends you vote “FOR” proposals 4, 5, 6, 7, 8 and 9 4. Blackwells’ Proposal: To adopt a non-binding, advisory resolution requesting that the Board take all necessary steps to declassify the Board such that directors are elected to the Board on an annual basis starting at the next annual meeting of stockholders; 5. Blackwells’ Proposal: To adopt a non-binding, advisory resolution requesting that the Board promptly designate a Strategic Review Committee of the Board, fully comprised of independent directors, to conduct a strategic review process to pursue possible extraordinary transactions; 6. Blackwells’ Proposal: To adopt a non-binding, advisory resolution requesting that any executive officer of the Company who also sits on the Board be prohibited from receiving any fees related to his or her service as a director; 7. Blackwells’ Proposal: To adopt a non-binding, advisory resolution requesting that the Company orderly sell any and all of its owned marketable securities of UMH Properties, Inc. (“UMH”) during the six months following the Annual Meeting and refrain from acquiring further investments in securities of UMH until, at least, none of the Company’s directors concurrently serve on UMH’s board of directors; 8. Blackwells’ Proposal: To adopt a non-binding, advisory resolution requesting that the Board amend Article III, Section I of the Bylaws, by appending a new final sentence that reads “No person shall be nominated or elected as a director of the Corporation if a member of the person’s immediate family is concurrently serving as an executive officer or director of the Corporation”; and 9. Blackwells’ Proposal: To adopt a non-binding, advisory resolution requesting that the Board adopt an anti-pledging policy. Please mark vote as indicated in this example FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS GREEN PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your GREEN proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/Blackwells. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Call Toll Free (877)-210-0269 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization